Exhibit 10.3

Hibbing Taconite Company Mahoning January 1, 1979 Lease and Operating Agreement

and all subsequent amendments through January 1, 2006

INDENTURE OF LEASE

THIS INDENTURE OF LEASE, made as of this 1st day of January, 1979, by and between WILLIAM W. WATSON, LOUIS W. HILL, JR., HARRY L. HOLTZ and JOSEPH S. MICALLEF, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and LOUIS W. HILL, JAMES N. HILL, WALTER J. HILL and EDWARD T. NICHOLS, which Trust is commonly known as Great Northern Iron Ore Properties, Parties of the First Part (hereinafter referred to as “Lessors”), and MAHONING ORE AND STEEL PARTNERSHIP, a Minnesota partnership, Party of the Second Part (hereinafter referred to as “Lessee”).

W I T N E S S E T H:

GRANTING
   CLAUSE

That in consideration of the sum of One Dollar ($1.00) paid by the Lessee to the Lessors, the receipt of which is hereby acknowledged, in consideration of the covenants, agreements and conditions hereinafter contained, to be observed, kept and performed by the Lessee, and in further consideration of the execution simultaneously herewith and the full and complete performance by the Lessee of a certain Operating Agreement (hereinafter referred to as the “Agreement”) dated January 1, 1979, (which Agreement hereby is referred to and hereby is made a part hereof, as fully as if all the terms and conditions thereof were set forth in this Indenture of Lease), covering, among other things, the operation of the mining properties hereinafter particularly described, the Lessors have demised, leased and granted, and by these presents do demise, lease and grant to the said Lessee, its successors and assigns, upon the terms and subject to the conditions herein and in the Agreement set forth, the tracts or parcels of land in Minnesota, more particularly described below, said Agreement and this Indenture of Lease being in substitution and in lieu of that mining lease dated April 1st, 1895, as subsequently modified, supplemented and amended, recorded in the Office of the Register of Deeds of St. Louis County, Minnesota in Book R of Agreements on Page 499, et seq., and recorded in the office of the Register of Deeds of Itasca County, Minnesota, in Book 32, Miscellaneous Records, Page 118, et seq.:

In St. Louis County;

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-Seven (57) North of Range Twenty-One (21) West, St. Louis County,

In Itasca County;

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼), of Section Twenty-Seven (27); Township Fifty-Seven (57) North of Range Twenty-Two (22) West, Itasca County.

All of the foregoing premises, subject to legal highways, surface conveyances and easements, including but not limited to, rights of way and easements for railroads, electric power transmission lines, water lines, ditches, telegraph and telephone wires now of record (which premises, subject to the above-mentioned prior conveyances and encumbrances, are hereinafter referred to as the “Premises”), are leased to Lessee for the purpose, among other things, of exploring for, mining, taking out and removing therefrom, and concentrating or otherwise treating and shipping any and all Merchantable Iron Ore, Concentratable Ore and Taconite as those terms are defined in the Agreement, which are or which may hereafter be found on, in or under the Premises or produced therefrom; and so long as Lessee shall pay the minimum royalty or rent as provided in the Agreement, nothing herein contained shall require Lessee to mine the Premises or exercise any or all of the rights herein granted except as it deems it desirable to do so.

Notwithstanding the foregoing grant, Lessee agrees that a grant of right-of-way rights on or over any of the Premises by Lessee to persons or entities not party to this Indenture of Lease for purposes of constructing a railroad or a power line shall require the written consent of Lessors, which consent shall not be unreasonably withheld. In addition, Lessors reserve unto themselves the right to grant rights-of-way and easements on or over any of the Premises, subject to the written consent of Lessee, which consent shall not be unreasonably withheld.

TO HAVE AND TO HOLD, the said Premises, together with all and singular the hereditaments and appurtenances thereunto belonging or in anywise appertaining, unto the Lessee, its successors and assigns, for the term of forty-eight (48) years from and after the date hereof, to and including December 31, 2026, for the purposes aforesaid, subject, however, to the conditions and reservations herein and in the Agreement set forth.

Lessors covenant and agree that Lessee, its successors or assigns, paying the yearly rents and taxes called for by the Agreement and fully performing the covenants and agreements herein contained to be performed, shall and may at all times peaceably and quietly hold and enjoy the Premises, subject to the above-mentioned prior conveyances and encumbrances, and shall receive and take the profits thereof without any molestation, interruption and eviction by Lessors, or any other person or persons lawfully claiming or to claim the same by, through or under the Lessors.

The grants contained in this Indenture of Lease are subject, however, to the express condition that in case and as often as the Lessee shall make default in the performance of or by the violation of any of its several covenants, as set forth in the Agreement and in this Indenture, or shall breach any of the conditions thereof or hereof, and such default or breach shall continue uncorrected or unsatisfied by the Lessee for a period of sixty (60) days after written notice thereof shall be given to the Lessee by the Lessors, then and from thenceforward it shall be lawful for the Lessors to declare this Indenture of Lease terminated and the rights of Lessee hereunder forfeited, and the Lessors thereupon immediately, without notice or process of law, may enter upon the Premises by their officers, agents or representatives and resume and hold the sole and exclusive possession and ownership of the same against the Lessee and against all other persons claiming from, through or under it; provided, however, that in case of the termination in the manner aforesaid of such right, title and interest of the Lessee, nevertheless, the Lessors may demand, collect, sue for and recover all moneys at the time of such termination owing to it by the Lessee under and pursuant to the terms and provisions of this Indenture and of the Agreement; and provided, further, that if the Lessee shall perform such covenant or covenants or cure such breach during such period of sixty (60) days, such default or breach shall be deemed to have been cured, and the Lessors shall not have any rights, nor shall the Lessee be subject to any liability based upon such default or breach; and provided also, that if the Lessee shall deny any such default or breach claimed by the Lessors, and shall demand arbitration thereof in accordance with the arbitration provisions contained in the Agreement, the time required for such arbitration shall not be deemed a part of such sixty (60) day period, and the Lessee shall have sixty (60) days after the decision of the arbitrators in which to correct any default or breach found by the arbitrators.

IN WITNESS WHEREOF, this Indenture of Lease has been executed by the parties hereto as of the day and year first above written.

/s/ William W. Watson
William W. Watson

/s/ Louis W. Hill, Jr.
Louis W. Hill, Jr.

/s/ Harry L. Holtz
Harry L. Holtz

/s/ Joseph S. Micallef
Joseph S. Micallef

Trustees under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties.

MAHONING ORE AND STEEL PARTNERSHIP
By Bethlehem Steel Corporation as
General Partner

By	/s/ Robert M. McCann
Vice President

Attest	/s/ R. G. Masters
Assistant Secretary

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared WILLIAM W. WATSON, Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared LOUIS W. HILL, JR., Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared HARRY L. HOLTZ, Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared JOSEPH S. MICALLEF, Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF PENNSYLVANIA	)
	:	SS.
COUNTY OF LEHIGH	)

On this 27th day of July, 1981, before me, a Notary Public with and for said County and State, personally appeared R. M. McCann and R. G. Masters, to me personally known, who, being each by me duly sworn, did depose and say that they are respectively a Vice President and an Assistant Secretary of Bethlehem Steel Corporation, a general partner of Mahoning Ore and Steel Partnership, the partnership named in the foregoing instrument, and that said instrument was signed in behalf of the partnership by authority of its Management Committee and as the free act and deed of said partnership.

/s/ Beverly A. DeFubic
Notary Public

My commission expires January 7, 1985.

This instrument prepared by:

F. L. Hartman

Attorney at Law

1100 Superior Avenue

Cleveland, Ohio 44114

AMENDED MAHONING AGREEMENT

MAHONING

OPERATING

AGREEMENT

THIS AGREEMENT, made as of this 1st day of January, 1979, by and between WILLIAM W. WATSON, LOUIS W. HILL, JR., HARRY L. HOLTZ and JOSEPH S. MICALLEF, as Trustees (hereinafter referred to as “Lessors”), under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and LOUIS W. HILL, JAMES N. HILL, WALTER J. HILL and EDWARD T. NICHOLS, which Trust is commonly known as Great Northern Iron Ore Properties, (hereinafter called the “Trust”), and MAHONING ORE AND STEEL PARTNERSHIP, a Minnesota partnership (hereinafter referred to as “Lessee”).

W I T N E S S E T H

WHEREAS, under and by virtue of the mining lease dated April 1st, 1895, recorded in the Office of the Register of Deeds of St. Louis County, Minnesota in Book “R” of Agreements on Page 499, et seq., and recorded in the Office of the Register of Deeds of Itasca County, Minnesota, in Book 32 of Miscellaneous Records on Page 118, et seq. (which lease as heretofore supplemented, amended, and modified, is hereinafter called the “Mahoning Lease”), AMMI W. WRIGHT and others, as lessors, leased to the MAHONING ORE COMPANY, as Lessee, certain mineral and auxiliary lands for mining and related purposes then comprising the Mahoning Mine which now is as hereinafter described; and

WHEREAS, the Lessors have now become and are the owners by mesne transfers of the fee to the Mahoning Mine and the owners of all the right, title and interest of the Lessors and their successors under the Mahoning Lease; and

WHEREAS, the Lessee has succeeded to all the right, title and interest of the MAHONING ORE COMPANY, as Lessee, and is now the owner and holder of the Mahoning Lease and the leasehold estate created thereby; and

WHEREAS, the parties hereto wish to further amend, modify and extend the Mahoning Lease all upon the terms and subject to the provisions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings of the parties hereinafter set forth, the parties respectively mutually covenant and agree that effective from and after the date hereof, the Mahoning Lease shall be, and the same is, amended, supplemented, and modified so that each, all and singular the terms, provisions, conditions and agreements of the Mahoning Lease shall be those hereinafter set forth, which shall be and constitute, from and after the date hereof, the entire lease and agreement between the parties and in substitution and in lieu of the Mahoning Lease as heretofore supplemented, amended and modified.

AMENDED MAHONING LEASE

ARTICLE I

GRANTING CLAUSE

LEASE OF PREMISES

Lessors, concurrently with the execution of this Agreement, by an indenture of Lease in the form of Exhibit A attached hereto and by this reference incorporated herein, do demise, lease, and grant unto Lessee, for the term of forty-eight (48) years from and after the date hereof, to and including December 31, 2026, those tracts or parcels of land situated in the State of Minnesota described as follows:

In St. Louis County:

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-Seven (57) North of Range Twenty-One (21) West, St. Louis County;

In Itasca County:

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼) of Section Twenty-Seven (27), Township Fifty-Seven (57) North of Range Twenty-Two (22) West, Itasca County.

which tracts or parcels of land are hereinafter referred to as the “Premises.”

ARTICLE II

WARRANTY

Lessors covenant and agree that Lessee, its successors or assigns, paying the yearly rents and taxes called for herein and fully performing the covenants and agreement herein contained to be performed, shall and may at all times peaceably and quietly hold and enjoy the Premises, subject to the prior conveyances and encumbrances set out in Exhibit A hereto, and shall receive and take the profits thereof without any molestation, interruption and eviction by Lessors, or any other person or persons lawfully claiming or to claim the same by, through or under Lessors.

ARTICLE III

DEFINITIONS

The following terms, whenever used in this Agreement, shall have the respective meanings hereinafter set forth unless the context shall otherwise require:

(a)

“Concentratable Ore”: all iron ore not falling within the definition of Merchantable Iron Ore or Taconite, which under good mining practices ordinarily and customarily would be mined and treated prior to shipment.

(b)	“Concentrates”: the beneficiated products resulting from the treatment of Concentratable Ore by any process whatsoever.
(c)

“Mahoning Mine”: the Premises and including all estates, rights, privileges, interests and other property, real or personal, as the same are more particularly described, defined and limited herein and in that certain Indenture of Lease, a true copy of which is attached as Exhibit “A”.

(d)

“Merchantable Iron Ore”: iron ore which, in accordance with good engineering methods and in accordance with practices then prevailing in similar work and operations on the Mesabi Range, ordinarily and customarily would be mined and shipped in its natural condition without treatment other than dry screening.

(e)

“Oxide Pellets”: pellets in which the iron mineral is composed essentially of hematite (Fe203), which pellets as of the date hereof are produced in the trade from ore containing hematite or magnetite, or any combination thereof.

(f)	“Reduced Pellets or Partially Reduced Pellets”: pellets in which the iron mineral is composed essentially of iron (Fe) and some iron oxide (Fe0).

(g)

“ship”, “shipped” and “shipment”: (i) when used with reference to Merchantable Iron Ore or Taconite, the removal of such ore from the Mahoning Mine for any purpose other than stockpiling, and, if stockpiled, the removal from stockpile for any purpose other than restockpiling; (ii) when used with reference to Concentratable Ore, the removal of such ore from the Mahoning Mine for any purpose other than stockpiling or treatment, and, if stockpiled, the removal from stockpile for any purpose other than treatment or restockpiling; and (iii) when used with reference to Concentrates, the removal of such Concentrates from the place of treatment for any purpose other than stockpiling;

(h)

“Taconite”: any ferruginous chert or ferruginous slate in the form of compact, siliceous rock, in which the iron oxide is so finely disseminated that substantially all the rock must be reduced to a size less than 20 mesh (Tyler) by fine grinding in order to obtain a marketable iron-bearing material. Whenever the term “Taconite” is used in this Agreement it shall mean Taconite in its natural state prior to any treatment.

(i)	“Taconite Concentrates”: the concentrated product resulting from the treatment of Taconite by any process whatsoever.
(j)	“Taconite Lands”: the Premises and all other lands in Townships 57, 58 and 59, Ranges 20, 21 and 22 owned or controlled by Lessee or any successors or successor thereto.
(k)	“ton”: the long ton of two thousand two hundred and forty (2,240) pounds avoirdupois.

(l)

“tract” or “tracts”: one or more parcels of land, respectively, described in accordance with the land subdivision system used by the United States Government in the survey of public lands, being either a government lot or one-quarter (¼) of a quarter section, according to the United States Government Survey of the government township in which the parcel is located.

(m)	“iron unit”: iron content expressed as a percent of total content e.g. one iron unit equals one percent (1%) of iron (Fe) or 22.4 pounds when referring to a ton.

ARTICLE IV

LESSEE’S COVENANTS

In consideration of the rights and privileges in the said Indenture of Lease and herein granted, Lessee hereby covenants and agrees to and with the Lessors, as follows:

Section 1.	Operations

All operations of the Lessee under this Agreement which involve the mining and removal of any ores or materials from the Premises shall be conducted in a good and workmanlike manner and in accordance with good engineering practices, then in effect on the Mesabi Range and Lessee shall furnish to Lessors from time to time upon their request, (i) one copy of Lessee’s mine maps and cross sections (with the results of drilling shown thereon), (ii) reports of the tonnage of all Taconite shipped to any concentrating plant and the results of any operations involving Taconite in the said concentrating plant, and (iii) statements of the estimated tonnage of all Merchantable Iron Ore, Concentrates, Taconite, Concentratable Ore and any other iron-bearing materials mined from the Premises and stockpiled thereon or elsewhere, it being understood that all such information shall be such as the Lessee customarily obtains for its own records and Lessee shall not be required to compile special reports or statements for such purposes; provided, however, that, subject to the above requirements, the Lessee may, from time to time and when and as it deems it desirable, use and employ such methods of mining, treating, concentrating or beneficiating any or all of the ores and iron-bearing materials in or derived from the Premises as it may desire or find most profitable or economical.

Section 2.	Royalty

The Lessee shall on the 20th day of January, April, July and October of each and every year, herein referred to as “quarter days”, or on or before the day ensuing if that day falls on Sunday or a holiday, so long as this Agreement continues in force, pay to the Lessors in the following name and address: Trustees, Great Northern Iron Ore Properties, W-2081 First National Bank Building, St. Paul, Minnesota 55101, or such other place in the United States as Lessors shall from time to time designate in writing, for all Merchantable Iron Ore, Concentrates and Taconite derived from the Premises which shall be by the Lessee shipped as herein provided, during the three (3) months preceding the first day of the month in which such payment is to be made as aforesaid (each such period being herein called the “calendar quarter”), royalty at the following respective rates per ton:

A.

For each ton of Merchantable Iron Ore or Concentrates, a sum equal to   ***   , which amount shall be subject to increase in the same proportion that the Producer Price Index for All Commodities (with 1967 equal to 100 as a base), published by the Bureau of Labor Statistics of the U.S. Department of Labor, formerly referred to as the Wholesale Price Index (hereinafter called the “Index”) or any successor Federal agency publishing such Index increases for the first month of the calendar quarter (i.e., for January, April, July or October, as the case may be) in which Merchantable Iron Ore or Concentrates are shipped exceeds the January, 1977 Wholesale Price Index level of 188.0;

B.	For each ton of Taconite, a sum calculated as follows:
(1)

The base royalty, except as provided in subparagraph (2) below of this Paragraph B shall be   ***   per ton of Oxide Pellets as increased by   ***   of the sum of the additional amounts per ton determined in accordance with subparagraphs (a) and (b) below.

(a)

Reference shall be made to the Producer Price Index for All Commodities (with 1967 equal 100 as a base), published by the Bureau of Labor Statistics of the United States Department of Labor, or any successor Federal agency publishing such index (hereinafter called “the Index”), for the second month in such calendar quarter (i.e., for February, May, August or November, as the case may be). If the Index for such month shall exceed the January, 1977 Wholesale Price Index of 188.0, the excess shall be computed and the result multiplied by   ***   . For example, if the Index increased to 210.4 for August, 1978, the additional amount for the calendar quarter of July, August, and September of 1978 would be computed as follows:

***

(b)	If the prevailing Lake Erie market price per iron unit of Lake Superior District Oxide Pellets of type, grade and character similar to those being produced in the trade as of the date hereof delivered to rail of vessel at Cleveland, Ohio, as published in Iron Age or as otherwise provided in Paragraph C below of this Section 2, shall exceed the price of $   ***   per unit of iron, an additional amount shall be determined, which shall be the difference between $   ***   multiplied by 64 (deemed iron content per ton), and said prevailing Lake Erie market price multiplied by 64, and the difference, if any, multiplied by   ***   . For example, if such prevailing Lake Erie market price at Cleveland, Ohio, was increased to $   ***   per unit, the amount would be computed as follows:

Price Per Iron Unit	$	***	$	***
64 Iron Units Per Ton	x	64	x	64

Price Per Ton of pellets	$	***	$	***

Difference

$	***
***
$	***
x	***
$	***

(2)

Anything hereinabove contained to the contrary notwithstanding, for the period of this Agreement prior to January 1, 1992, the base royalty with respect to each ton of Oxide Pellets produced from Taconite shipped from  ***  (hereinafter called “initial base royalty”) shall be  ***  plus  ***  of the amount by which the base royalty determined as provided in subparagraph 2 B(1) exceeds  ***  . If, prior to 1992,   ***   is economically exhausted by the shipment of Taconite producing less than

***   tons of Oxide Pellets, determined in accordance with subparagraph 2 B(3) hereof, then the foregoing initial base royalty shall apply to shipments of Taconite from any of the Premises until January 1, 1992 or   ***   tons of Oxide Pellets are produced, whichever occurs first.

(3)	The base royalty pursuant to subparagraph (1) or the initial base royalty pursuant to subparagraph (2) above shall be converted to a Taconite basis as follows:

For each quarter year in which Taconite is mined hereunder, the conversion factor shall be based upon Lessee’s plant operations in such quarter year and shall be a ratio determined by dividing the total number of tons of Oxide Pellets produced from the plant or plants in which Taconite from the Premises is concentrated by the total number of tons of Taconite from the Taconite Lands processed in such plant or plants to produce such tonnages of Oxide Pellets during such quarter year. For purposes of the foregoing sentence, tonnages of Oxide Pellets shall include Taconite Concentrates produced but not pelletized, the tonnages of which shall be the number of tons of Oxide Pellets which could be expected to result from the pelletizing of such Taconite Concentrates, provided, however, that Taconite Concentrates making up customary in-plant surge piles shall be excluded. The conversion factor multiplied by the base royalty or the initial base royalty, as the case may be, shall be the royalty on Taconite for the quarter year. If the final figures required to make the computations necessary to compute the royalty in each quarter on the above basis are not available, the most reasonable figures available shall be used and such royalty shall be adjusted to the final tonnages and recovery at the end of each calendar year and an appropriate adjustment based on such information made to the Lessors not later than January 20th of the next calendar year with the royalty statement required by such date.

C.            In the event some period other than 1967 is used as a base of 100 in determining the Index for the purpose of computing the escalation amount, such Index shall be adjusted so as to be in correct relationship to such 1967 base. In the event such Index is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the Index during any period subsequent to March, 1978, it being intended to substitute an index which most accurately reflects fluctuations in the prices of all commodities in the manner presently reported by the Index. If the parties hereto cannot agree upon a substitute index which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.

If the prevailing Lake Erie market price of Lake Superior District iron ore pellets published in Iron Age shall change in various issues of Iron Age published during a calendar quarter, such market price as published in the last issue of that calendar quarter shall be employed for the purpose of making the royalty adjustment provided herein for such calendar quarter. If prices quoted in such last issue of Iron Age indicate there is in effect more than one bona fide Lake Erie market price, then the arithmetical average of all of the prices quoted by all of the companies shown as quoting a price in such issue as being in effect at that time shall be deemed the prevailing Lake Erie market price.

If Iron Age shall cease publication, or shall cease to publish such prevailing market price of Lake Superior District iron ore pellets delivered to rail of vessel at Cleveland, Ohio, or shall be in error and such price shall be published by some other publication generally accepted in the trade as reliable, then quotations of such price as published by such other publication shall be accepted and employed for the purpose of making the royalty adjustment hereinabove provided. If, and for so long as, such prevailing price of iron ore pellets delivered at Cleveland as aforesaid shall not be published in Iron Age or in another publication accepted as aforesaid, then this agreement shall nevertheless continue in full force and effect, and the parties hereto shall determine by mutual agreement another method or formula to be used until such published price may again be available and which will produce as nearly as may be the same rates of royalty as would have prevailed under a continuation of such publication of such prices. If such published price ceases to be available and the parties hereto fail within a reasonable time to agree upon such new method or formula for the adjustment of royalty rates hereunder, the same shall be determined by arbitration in the manner hereinafter provided.

D.        Royalties paid on Taconite shipped hereunder include the value of tailings derived from such Taconite and any such tailings so derived shall be the property of Lessee, provided, however, that if any of such tailings shall be sold, Lessors will be paid   ***   of the proceeds of such sale, after deduction of all costs and expenses of Lessee attributable to such sale.

E.         If Lessee shall produce on the Taconite Lands Reduced Pellets or Partially Reduced Pellets rather than or in addition to Oxide Pellets from iron-bearing material mined from the Premises, or if Lessee shall encounter in the Premises mineral in economically mineable quantities which Lessee wishes to remove and treat and for which no royalty rate is provided in this Agreement, Lessee shall notify Lessors thereof and the parties hereto shall promptly thereafter attempt to agree upon a base royalty for Reduced Pellets or Partially Reduced Pellets or a royalty rate for said mineral, as the case may be, but a failure to agree shall not be subject to arbitration, nor shall such a failure suspend or invalidate this Agreement nor the rights and privileges of Lessee herein.

Section 3.	Minimum Royalty

For each year during which this Agreement shall continue in effect and regardless of whether Lessee shall conduct on the Premises any mining or other operations, Lessee, subject to the provisions hereinafter contained, shall pay to Lessors as minimum royalty or rent for and with respect to such year for the Premises and the rights and privileges granted hereby, a minimum payment of a sum computed at the following rates:

A)	*** with respect to calendar year 1979; and
B)	*** with respect to each calendar year thereafter, subject to escalation as hereinafter provided.

The amount of minimum royalty payable with respect to each calendar year shall be escalated as to minimums to be paid commencing in 1981 by multiplying the minimum royalty payable by a fraction, the numerator of which is the base royalty on Oxide Pellets for the last calendar quarter of the year immediately preceding the year in which such minimum royalty is payable and the denominator of which is the base royalty for the last calendar quarter of 1979. For example, if the base royalty as of December 31, 1979 is $   ***  , and as escalated to the last quarter of 1980 is $  ***   , the amount of minimum royalty payable for the first quarter of 1981 and each of the three succeeding calendar quarters would be calculated as follows:

Base annual minimum for 1981			=	$ ***
Base quarterly minimum for 1981			=	$ ***
1981 quarterly escalated minimum			=

$ *** x	$ ***	÷ 4 =
	$ ***		$ ***

If, at any time after the first calendar year of this Agreement, the accumulated tonnage of Taconite shipped plus the tonnage paid for in minimum royalty in excess of the minimum royalty used and applied in satisfaction of earned royalty hereunder shall exceed the equivalent of 40 million tons of Oxide Pellets, then commencing with the next full calendar quarter and for the remaining term hereof the minimum royalty payable hereunder shall be an amount equal to  ***   of the amount otherwise payable as minimum royalty as determined in accordance with the preceding two paragraphs. To determine the total number of tons of Oxide Pellets paid for by such excess minimum royalty, such excess minimum royalty shall be divided by the royalty rate on Oxide Pellets in effect in the calendar quarter for which such determination is made.

The annual minimum royalty or rent shall be paid in quarterly installments on the 20th day of January, April, July and October in each year, each installment being for the calendar quarter preceding the quarter in which such payment date falls.

The minimum royalty payment for the calendar quarter in which termination of this Agreement occurs, if such termination occurs other than on the last day of such quarter, shall be that proportion of the minimum royalty payment due for such quarter which the number of days from the first day of such quarter to the effective date of termination bears to the total number of days in such quarter.

When and if for any calendar year, Lessee shall have paid to Lessors as minimum royalty or earned royalty or both an amount equal to four times the minimum royalty payment due for the first calendar quarter of such year, then and in that event there shall be no minimum royalty payment required for any subsequent calendar quarter of that year.

If earned royalty payable by Lessee for any calendar quarter shall be less than the amount of the minimum royalty payment for the calendar quarter, determined as hereinabove provided, Lessee shall pay Lessors on the quarter day immediately following such quarter, an additional sum equal to the difference between such earned royalty for such calendar quarter and the minimum royalty payment for such calendar quarter and such additional sum (hereinafter called “prepaid royalty”) shall be considered an advance or prepayment of earned royalty on subsequent shipments.

Lessee shall have the right to apply any prepaid royalty, including the prepaid royalty in the amount of   ***   existing on the date of this Agreement, in any subsequent calendar quarter of the same or any subsequent calendar year to the extent required or so far as the same will go in satisfaction of the amount of earned royalty payable by Lessee for any such quarter which is in excess of the minimum royalty payment for such calendar year. Notwithstanding anything to the contrary contained in the foregoing sentence, on the date on which the Trust shall terminate and cease existence, any prepaid royalty credit then existing hereunder shall be considered liquidated and cancelled, provided that any minimum royalty payable after such date shall continue to apply in satisfaction of any earned royalty payable hereunder during the balance of the term of this Agreement. In addition, during the three (3) calendar years immediately preceding the year in which the Trust shall terminate and cease existence, Lessee shall have the right to apply and credit any earned royalty paid hereunder during any of the said three (3) calendar years in excess of minimum royalty toward the satisfaction of any minimum royalty otherwise payable for the period commencing with the start of the said three (3) calendar years and ending on the date on which the Trust shall so terminate and cease. For purposes of the immediately preceding sentence, minimum royalties payable during such period shall be calculated at the escalated minimum royalty rate applicable at the commencement of said period, and as of the date of the termination of the Trust minimum royalties payable thereafter shall be calculated as escalated in accordance with the second paragraph of this Section 3.

Section 4.	Weights

In the event that Merchantable Iron Ore, Concentrates or Taconite are shipped from the Premises by a common carrier railroad company, the Merchantable Iron Ore, Concentrates or Taconite so shipped shall (except as hereinafter provided) be weighed separately by the railroad company transporting the same, which weights shall determine the quantities as between the parties hereto. In the event that Merchantable Iron Ore, Concentrates or Taconite are shipped from the Premises, by means other than a common carrier railroad company, the weights of the Merchantable Iron Ore, Concentrates or Taconite so shipped shall (except as hereinafter provided) be determined separately by weighing upon belt scales or other weighing devices of standard design customarily used on the Mesabi Range in similar practices, or by such other means as may be mutually agreed upon between the parties hereto, and the weights so obtained shall be prima facie evidence between the parties hereto of the amounts so taken. If Taconite from the Premises is intermingled before weighing with Taconite from other lands, the tonnage shipped shall be determined by a count of uniformly loaded vehicles or units (which vehicles or units shall at all times be of uniform size, or in any event of a known capacity, so that accurate accounting of the quantity of material transported thereby can always be made) from the Premises and from said other lands and by allocation of the combined weights determined by such belt scales or other weighing devices upon the basis of such vehicle or unit count, or by such other means as may be mutually agreed upon between the parties hereto. Lessors shall at any and all reasonable times have free access to and right of inspection of any such belt scales or other weighing devices, and may make such tests to verify the accuracy thereof as they may desire and any variance, discrepancy or inaccuracy discovered in such belt scales or other weighing devices shall be promptly corrected by Lessee and any differences arising therefrom shall be promptly adjusted and settled. Lessee shall as promptly as possible after the end of each calendar month supply Lessors with its statement as to all weights obtained by such belt scales or other weighing devices during the preceding calendar month, specifying separately the tonnage of Merchantable Iron Ore, Concentrates and Taconite. Lessee will cause any common carrier railroad company transporting any ore mined from the Premises promptly to furnish to Lessors the usual and customary written certificates showing the true weight of the various classifications of ore so transported over its lines of railroad and giving the number and weight of each car and the place from which shipped, so that Lessors may accurately determine the weights and identity of each grade of the various classes of said ore so produced and shipped from the Premises. Said written certificates, when properly certified by the agent of the railroad company furnishing the same shall be prima facie evidence of all facts therein stated.

Section 5.	Reports

The Lessee, at the time of each quarterly payment of royalty, shall transmit to the Lessors a true and accurate statement showing for the preceding calendar quarter the following, to-wit:

(a)	The tonnage and analysis of Merchantable Iron Ore and Concentrates, respectively, mined from the Premises and shipped during such quarter;
(b)	The tonnage and analysis of all Concentratable Ore mined from the Premises taken to any treating plant during such quarter and the results of any operations involving the said ore in the said treating plant, including tonnage and iron unit recovery and analyses of Concentrates and tailings;

(c)	The total tonnage and classification of Taconite and iron-bearing material mined from the Premises and stockpiled or shipped during such quarter;
(d)	The indices, factors, tonnages and calculations essential to make the determinations specified in Section 2 of this Article IV.

The royalty statement transmitted for the fourth calendar quarter of each year shall include or be accompanied by an accurate statement of the total number of tons of Taconite processed in such year in the Lessee’s plant or plants from all sources and the total number of tons of Oxide Pellets (including the natural iron content thereof) produced from such Taconite in such year.

The Lessee will also furnish to the Lessors annually, if requested, an accurate statement and report of exploration and development work upon the Premises during the preceding year and at least a quarter-portion of all exploration samples, and, when requested by the Lessors in writing, a quarter-portion of mine or mill samples.

Section 6.	Taxes

The Lessee shall pay all lawful taxes and assessments, general and specific, ordinary and extraordinary which may be lawfully imposed, levied or assessed upon any and all of the Premises and on the Merchantable Iron Ore, Concentratable Ore, Concentrates, Taconite, Oxide Pellets and other iron-bearing material in which Lessors retain an interest taken or derived therefrom, and on all improvements and personal property thereon and on all royalty paid by it to the Lessors pursuant to this Agreement while this Agreement shall remain in force with respect thereto, but excluding any taxes upon or measured by the net income of Lessors, and shall furnish the Lessors with duplicate receipts promptly after Lessee obtains them, showing the payment of all such assessments and taxes; provided, however, that the Lessee shall always have the right to contest in the courts or otherwise the validity of any such taxes or assessments in case the same shall be claimed to be unlawful, unjust, unequal or excessive, or to take such other steps or proceedings as may be necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Lessee shall be required to pay and discharge the same or any part thereof; but provided further that the Lessee shall not permit or suffer the Premises or any part thereof or any Merchantable Iron Ore, Concentratable Ore, Concentrates, Taconite and Oxide Pellets from the Premises or any improvements or personal property thereon, to be sold at any time for any such taxes or assessments.

Section 7.	Liens

While this Agreement shall remain in force, the Lessee shall protect the Premises and all improvements thereon and iron-bearing material mined thereon or concentrates derived therefrom and not sold and disposed of in due course of business or shipped therefrom, from all mechanics’ and laborers’ liens and shall keep the title to the same free and clear from all clouds or encumbrances on account of, or in any manner arising from, the mining operations conducted hereunder or the use and occupancy hereunder of the Lessee or the agents, servants, or employees of the Lessee, and the Lessee shall protect, indemnify and save harmless the Lessors from claims, actions and liability of whatever kind, arising from the operations of the Lessee in its work or mining under the provisions of this Agreement.

Section 8.	Indemnity

Lessee shall do and perform, or refrain from doing, with respect to the Premises, whatever may be legally required to comply with all valid laws, ordinances, regulations, rules,

orders, and requirements (now existing or hereafter enacted, adopted, or made during the term hereof) of any and all federal, state, county, and municipal authorities having jurisdiction over the manner in which Lessee conducts its mining operations in, or use of, the Premises (including the use of other lands in connection therewith), including specifically, but not exclusively, mine land reclamation; control of stockpiling of surface overburden or iron formation materials, and of tailings basins (location, erosion, vegetation, terracing or other practical controls); stabilization of open pit embankments; and air, water, and solid waste pollution. The termination of this Agreement for any reason shall not release Lessee from any liability accrued prior to such termination, and the Lessee shall erect such proper fences or guard rails with respect to all shafts, pits, caves and other openings and excavations upon or encompassing the Premises as will be adequate and sufficient to prevent persons, vehicles and animals from falling into the same, and shall leave the surrendered Premises, as a result of its operations or business hereunder, in such condition as will not constitute a nuisance to persons and adjacent property, and as will fully comply with all valid laws, ordinances, regulations, rules, orders and requirements then existing of any and all governmental authorities having jurisdiction over the conditions in which lands are left at the termination of mining operations. Lessee agrees to defend and save harmless Lessors, except to the extent of Lessors’ negligence or contributory negligence, from expense for any liability for personal injury, property damage or orders or penalties imposed by governmental authority arising out of the acts or omissions of Lessee in its mining or use of the Premises. This indemnity shall expire five years from the date of the expiration or termination of this Agreement and during such five years, Lessors shall give Lessee reasonable written notice of any such alleged claims and an opportunity to contest same.

ARTICLE V

CONTROVERSY NOT TO SUSPEND RIGHTS

The uninterrupted right of the Lessee to the use of the Premises and to exercise the rights and privileges herein provided for shall continue unsuspended notwithstanding any controversy or disagreement between the parties hereto respecting the same, provided the Lessee shall duly pay all royalties which may accrue on shipments and minimum royalty or rent at the time or times and in the manner stipulated in and by this Agreement.

ARTICLE VI

INSPECTION BY LESSORS

Lessors, or their duly authorized agents and employees, shall at all times have the right to enter upon the Premises or stockpile grounds to inspect or survey the same, provided they shall not thereby unnecessarily or unreasonably hinder or interrupt the operation of the Lessee.

Lessors or their representative(s), as Lessors shall authorize in writing to Lessee, shall have the right to enter any plant of the Lessee in which ore or Taconite from the Premises is beneficiated for the purpose of inspection of operations in such a manner as will not unreasonably interfere with said operations and as will comply with mine safety laws and regulations.

ARTICLE VII

TERMINATION BY LESSORS

If the royalties or the minimum royalty or rent provided for remain unpaid after the time above specified, or if the Lessee shall fail to keep any of the other conditions and covenants herein expressed to be performed or observed by the Lessee, and if either such failure shall continue for sixty (60) days after the receipt by the Lessee of written notice from the Lessors, specifying any such failure, then and from thenceforward it shall be lawful for the Lessors to declare this Agreement terminated and the rights of the Lessee hereunder forfeited; provided, however, that if the Lessee shall deny the failure alleged by the Lessors and shall demand arbitration thereof in the manner hereinafter provided, the period required for the hearing and determination of such matter by the arbitrators shall not be deemed a part of said sixty (60) days hereinbefore referred to; and if the contention of the Lessors be sustained by the arbitrators, the Lessee shall have sixty (60) days after the issuance of the decision by the arbitrators in which to correct the failure complained of.

ARTICLE VIII

NOTICES

All payments, reports, statements, and notices required or permitted to be made and transmitted to the Lessors by the Lessee may be made or given by depositing the same in the United States mail, postage prepaid, addressed to the Lessors at their address hereinbefore referred to, or at such other address as the Lessors may from time to time designate in writing, and all notices and communications authorized to be given by the Lessors to the Lessee shall be addressed to the Lessee at 1100 Superior Avenue, Cleveland, Ohio, 44114, or at such other address as the Lessee may from time to time designate in writing; but any notice of termination or default shall be effective only on actual delivery by certified mail or otherwise.

ARTICLE IX

TERMINATION BY LESSEE

The Lessee shall have the right at any time, and from time to time, upon one year’s notice in writing, to terminate this Agreement in its entirety, such notice to be given in the manner provided in Article VIII above; and in such case this Agreement shall terminate in its entirety one (1) year after the giving of such notice by the Lessee, provided that all of the covenants, agreements and conditions hereof obligatory upon the Lessee, including payment of all minimum royalty or rent and the royalties, if any, and other sums that may have accrued and become payable hereunder (except current taxes required to be paid by the Lessee but not then due and payable, which must and will be paid by the Lessee within ten (10) days after they become due and payable), shall have been fully kept, observed and performed by the Lessee; and upon any such surrender or termination of this Agreement, the Lessee may, and upon the written request of the Lessors shall, promptly execute and record, in any public office where the aforementioned indenture of lease may have been filed or recorded, an appropriate form of release and discharge.

ARTICLE X

SURRENDER AND REMOVAL

Upon the termination of this Agreement, by expiration of time, or otherwise, the Lessee shall peacefully surrender possession of the Premises to the Lessors; and thereafter the Lessee shall have six (6) months in which to remove all engines, tools, machinery, railway tracks, shaft houses, buildings, dwellings or structures and all other property of every nature and description erected or placed by it upon the Premises so surrendered, except any and all supports placed in any shafts, drifts, or openings upon the Premises, or any timber or framework necessary to the use and maintenance of shafts or approaches to mines or tramways within mines, none of which shall be so removed by the Lessee; provided always, however, that none of said property may be so removed by the Lessee unless all payments of taxes (except taxes not then due and payable), royalties and other amounts payable hereunder shall have been made and all other covenants, agreements and conditions hereof obligatory upon the Lessee shall have been fully and faithfully observed and performed. Any such property not removed within the six (6) month period shall become the property of Lessors, or Lessors may remove the same and be reimbursed by Lessee for the cost thereof, provided such removal is completed and such reimbursement is requested of Lessee within twelve (12) months after the expiration of Lessee’s six (6) month period of removal.

ARTICLE XI

LIEN OF LESSORS

The Lessors shall at all times have and hold a lien upon all iron ore and iron-bearing material (or any concentrates or products thereof) mined from the Premises but not shipped, and upon all improvements placed upon the Premises by the Lessee, as security for any unpaid balance of money due hereunder, and as security for the performance by the Lessee of each and all of the covenants and conditions hereof obligatory upon the Lessee. Nothing herein contained with reference to the creation of a lien as above described shall prevent the sale and removal of said iron ore, iron-bearing material, concentrates or products in the usual course of Lessee’s business, nor the removal of any other property at any time when said Lessee shall not be in default; and the above referred to lien shall not, in case of sales of ore, concentrates or products to third parties, be deemed to follow the ore, concentrates or products as against such third parties.

ARTICLE XII

CROSS MINING RIGHTS

In the conduct of mining operations on the Premises, the Lessee shall have the right, if it so desires, to mine and remove any of the iron ore or iron-bearing material existing upon the Premises, on, over or through, any adjoining or other property, and may, in accordance with good engineering practices then in effect on the Mesabi Range, place or store the iron ore and iron-bearing material (or any concentrates or products thereof) from the Premises upon any other property owned or controlled by the Lessee. The Lessee may also, if it so desires, use the Premises, or any part thereof, and any shafts, openings, pits, plants and stockpile grounds sunk or made thereon, for the mining, removal, treatment and storing of any iron ore or iron-bearing material (or any concentrates or products thereof) from any adjoining or other property, or for any purpose or purposes connected therewith. The removal of iron ore or iron-bearing material (or any concentrates or products thereof) from the Premises under the provisions of this Article shall not be treated as a mining and shipment to require the payment of royalty thereon, and royalty thereon shall accrue only when the same are weighed and shipped from such other property; provided, however, that until such weighing and shipment, the rights and liens of the Lessors in and to such iron ores, iron-bearing material (or any concentrates or products thereof), including but not limited to the right of ingress to and egress from the lands on which iron ore and iron-bearing material (or concentrates or products thereof) is stored, shall be preserved and protected by the recognition thereof by the owners of such other property to which same may be removed for a period of at least five (5) years after the termination of the leasehold rights of the Lessee in and to such other property; and the Lessors hereby agree to and do and will recognize for a period of five (5) years after the termination of this Agreement with respect to the Premises so used, the rights and liens of the owners of such other lands in and upon any ores, concentrates or products therefrom which may be handled over, or placed, or stored upon any part of the Premises. Should any iron ore or iron-bearing material (or any concentrates or products thereof) of Lessors be stored upon lands in Lessee’s possession, Lessee shall, to the extent the Lessee has title thereto, before conveying or otherwise transferring any of such lands to other parties or at the termination of this Agreement, transfer title to any of such lands to Lessors or shall give to the Lessors in writing the right to enter upon the lands and to remove its material so long as any such material is stored thereon.

The Lessee may also deposit any stripping or waste material from the Premises upon any adjoining or other lands and may deposit any stripping or waste material from any adjoining or other lands upon the Premises, but only at a location on the Premises approved by Lessors and in such manner as will not interfere with any future mining operations on the Premises.

ARTICLE XIII

BENEFICIATION

Taconite and Concentratable Ore upon which royalty may accrue or be payable hereunder, may be treated on or off the Premises. If Lessee desires to treat Taconite on the Premises, it may construct at a convenient and proper location as mutually agreed upon the Premises a suitable plant or plants for properly treating such Taconite. Lessee shall also have the right, at its election, and when and in any manner it sees fit, to wash, jig, screen, sinter or otherwise treat, beneficiate or concentrate any Concentratable Ore taken from the Premises and for that purpose such Concentratable Ore may be removed to a plant or plants established or maintained either upon the Premises or elsewhere upon lands owned or controlled by Lessee, and iron ore or iron-bearing material from adjoining or other property may be beneficiated, concentrated or otherwise treated in any such plant or plants as may be established or maintained on the Premises.

With respect to tailings resulting from the concentration, beneficiation or treatment of Concentratable Ore, Lessee shall have and is hereby granted the right to commingle in common deposit tailings resulting from the concentration or treatment of Concentratable Ore from the Premises with tailings resulting from the concentration or treatment of Concentratable Ore removed from any adjoining or other property, it being understood and agreed, however, that Lessors shall have no right, title or interest in tailings which have been produced from the treatment of Taconite on which Lessee shall have paid the royalties herein provided. Lessee shall keep accurate track and record separately of the quantities before concentration or treatment of all such Concentratable Ores either by weighing the same upon belt scales or other weighing devices of standard design customarily used on the Mesabi Range in similar practices, or by the use of uniformly sized cars or other containers or measuring devices uniformly filled or by such other mutually agreed methods, and the tailings commingled in any tailings basin as hereinbefore provided shall be divided and allocated among the parties contributing thereto on the basis of the quantities of the Concentratable Ores from the various properties contributing thereto. Lessee, upon termination of this Agreement, shall, by a good and sufficient instrument, grant and convey to the Lessors their respective ownership in the aggregate of such tailings from Concentratable Ore deposited in any such tailings basin, together with a perpetual easement for the removal thereof, reserving to itself, however, all such proportions, if any, as may be owned by it and the right to continue to deposit in such tailings basin tailings resulting from the treatment of ores removed from other lands.

It is further understood and agreed that in order to facilitate the operations of the Lessee in any such plant or plants so established or operated either upon the Premises or other lands owned or leased by the Lessee, the Lessee may, if it so desires, mix any Taconite or Concentratable Ore from the Premises with Taconite or Concentratable Ore of a similar character from any other property or properties within the Taconite Lands now or hereafter owned or leased by Lessee prior to the beneficiation, concentration or treatment thereof; provided, however, that in case and so long as the Lessee shall exercise such rights to mix such materials it shall, as to Taconite or Concentratable Ore going into each such plant or plants, keep accurate track and record separately of the quantity of the Taconite or Concentratable Ore from the Premises going into such mixture, and of the quantity of Taconite or Concentratable Ore from other properties going into such mixtures, either by weighing the same before mixing, or by the use of uniform-sized cars or other containers or measures or other mutually agreed methods; and in such event the Concentrates resulting from the treatment of such Concentratable Ore shall be conclusively deemed to have been derived from the Premises and from such other lands in the proportion in which the quantity of Concentratable Ore from the Premises used in such mixture bears to the total quantity of Concentratable Ore contained in such mixture.

If Taconite is to be commingled after having been weighed, but before shipment, the Lessee shall cause the quantity and character thereof to be carefully and accurately determined so that the respective interests of Lessors in such commingled material shall at all times be ascertainable and shall at all times be protected to the end that Lessors shall receive when due, the same amount of royalty for its proportion of such commingled material, as nearly as possible, as it would have received if such material had not been commingled and had been beneficiated, stockpiled and shipped separately.

For any quarter year in which the Lessee shall have exercised its rights to so mix Taconite or Concentratable Ore from the Premises with those from other lands prior to the completion of their beneficiation, concentration or shipment, the report by the Lessee to the Lessors, for such quarter, as required by Section 5 of Article IV, shall also show separately, and for each classification of ores upon which royalty is to be paid, the following:

(a)	The total weight of the Concentrates or Oxide Pellets made from such mixed ores or materials in such quarter; and

(b)	The weight or measured units (i.e., number of cars) of –
(1)	the Taconite or Concentratable Ore derived from the Premises; and
(2)	the Taconite or Concentratable Ore derived from other lands, so going into the production of such Concentrates or Oxide Pellets; and
(c)	The weight or amount of such Concentrates assigned as derived from the Premises as provided in this Article.

ARTICLE XIV

MATERIALS FROM PRIOR OPERATIONS

Iron-bearing material resulting from the treatment of Concentratable Ore and lean ore deposited in stockpiles and tailings basins on the Premises or parts thereof pursuant to the Mahoning Lease prior to this Agreement are included under this Agreement for the term hereof. Certain tonnages of iron ore derived from the Premises are, as of the date hereof, in stockpile on the North Half of the North Half of the Southwest Quarter (N½-N½-SW¼) of Section Thirty-Five (35), the North Half of the Northeast Quarter of the Southeast Quarter (N½-NE¼-SE¼) of Section Thirty-Four (34), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) of Section Thirty-Five (35), Township Fifty-Eight (58) North, Range Twenty-One (21) West, and the Northwest Quarter of the Northeast Quarter (NW¼-NE¼) of Section Ten (10), Township Fifty-Seven (57) North, Range Twenty-One (21) West, Minnesota. The agreement dated May 20, 1913 between West Missabe Land Co. and Lessee, the agreement dated May 19, 1947 between Grant Iron Mining Company and Lessee, and the agreement dated December 1, 1950 between Grant Iron Mining Company and Lessee, all of which govern such stockpiles on the above lands, are terminated and superseded by the provisions hereof. The provisions hereof shall also govern that stockpile situated on the Northeast Quarter of the Southwest Quarter

(NE¼-SW¼) and the Northwest Quarter of the Southeast Quarter (NW¼-SE¼), both in Section Thirty-Four (34), Township Fifty-Eight (58) North, Range Twenty-One (21) West, known as the “Midget Dump.”

Lessee shall have the right to remove such iron ore from stockpile and the removal and commingling thereof shall be included as being within the ordinary course of mining or grading out for the purposes of this Agreement.

ARTICLE XV

ARBITRATION

In case any disagreement or controversy shall arise between the parties hereto relative to the observance or fulfillment of the terms and obligations hereof by either party, then such controversy or disagreement shall be determined by arbitration. Either party may within thirty (30) days after such disagreement arises demand arbitration thereof and the party or parties making such demand shall in writing specify the matter to be submitted to arbitration and at the same time choose and nominate some disinterested competent person to act as an arbitrator; thereupon within twenty (20) days after receipt of such written notice the other party to this Agreement shall in writing choose and nominate a disinterested and competent arbitrator and the two arbitrators so chosen shall forthwith select a third arbitrator, giving written notice to both parties of the choice so made and fixing a place and time for meeting not later than thirty (30) days thereafter, at which both parties may appear and be heard touching such controversy. The decision of said arbitrators shall be made in writing within thirty (30) days after the completion of hearings thereon, and when signed by a majority of them shall be final and conclusive upon both parties, and the award so made shall be forthwith complied with. In case the notified party shall neglect or refuse to choose and nominate an arbitrator as above provided and within the time hereinabove specified, then the party demanding arbitration shall have the right to name the second arbitrator. In case the two chosen by either of the above methods shall fail to agree upon a third arbitrator and give notice as herein provided, such third arbitrator shall, upon the application of either party, be named by the person who may then be holding the Office of Chief Judge of the United States District Court in and for the district in which Duluth, Minnesota, is located, or the person holding an office which corresponds to such office as now extant if it shall then have been abolished. The expense of any such arbitration, including reasonable compensation for the arbitrators, shall be paid by the party against which the award therein shall be made, or as otherwise determined by the arbitrators.

ARTICLE XVI

HEADINGS

The captions appearing at the head of the articles and sections of this Agreement are inserted for convenient reference purposes only and are not to be considered in the interpretation and construction of this Agreement.

ARTICLE XVII

ASSIGNMENT

Neither this Agreement nor the Premises hereunder may be assigned, in whole or in part, without prior written consent of the Lessors, which consent shall not unreasonably be withheld; provided, however, that (1) Lessee may, contemporaneously with the execution of this Agreement, assign undivided interests in this Agreement to the participants in Hibbing Taconite Company, a joint venture consisting of Bethlehem Steel Corporation, a Delaware corporation, Pickands Mather & Co., a Delaware corporation, Hibbing Development Company, a Minnesota partnership, and Ontario Hibbing Company, a Minnesota corporation; (2) the above-named participants in the said joint venture may from time to time assign any portion of their interest hereunder as among themselves, to reflect changes in their interests in said joint venture; (3) any or all of said participants may assign from time to time any interest hereunder to an assignee or assignees whose liabilities hereunder are guaranteed by the assignor or whose financial capability is demonstrated to the reasonable satisfaction of Lessors to be sufficient to meet its liabilities under this Agreement; and (4) any or all of said participants may subject its or their interests herein to the lien of a mortgage or pledge to the extent necessary in order to secure such financing as may be needed to bring the Premises into production or to refinance expenditures made to bring the Premises into production.

ARTICLE XVIII

SUCCESSORS AND ASSIGNS

This Agreement shall extend to, inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; subject, however, to the provisions of Article XVII hereof.

ARTICLE XIX

INSOLVENCY

If the Lessee, during the term hereof, shall be adjudged insolvent or bankrupt, or shall seek the protection of any insolvency or bankruptcy acts or laws, or make any assignment for the benefit of its creditors, or if any execution be issued or attachment levied against it or any of its effects whatsoever, and such execution or attachment shall not be discharged, removed, vacated or bonded within sixty (60) days from the receipt of written demand from the Lessors to so discharge, remove, vacate or bond such execution or attachment, then in each and every event:

(a)

The royalties for all Merchantable Iron Ore, Concentrates and Taconite theretofore shipped from the Premises and not theretofore paid for shall forthwith and immediately become due and payable, any provision herein contained to the contrary notwithstanding; and

(b)

The right of the Lessee to remove or ship or take away Merchantable Iron Ore, Concentrates and Taconite from the Premises shall, upon written notice from Lessors, be and remain suspended and no Merchantable Iron Ore, Concentrates or Taconite shall thereafter be shipped, removed or taken away from the Premises by the Lessee or any receiver of anyone claiming under this Agreement, unless and until all royalties for such ore theretofore shipped and all sums payable hereunder, including all taxes, assessments and governmental charges hereinagreed to be paid by the Lessee and then payable, shall have been paid, and, during the period that bankruptcy or insolvency shall continue, no Merchantable Iron Ore, Concentrates or Taconite shall be shipped from the Premises unless and until all royalties thereon shall have first been paid and all other sums due and payable shall have been paid or, to the satisfaction of the Lessors, secured to be paid; and

(c)

If the Lessee, or any receiver or representative of Lessee, or anyone claiming under it, shall violate the conditions contained in subdivisions (a) or (b) of this paragraph, the Lessors shall have the right to terminate and cancel this Agreement subject to and upon the terms and conditions hereinafter provided, and it shall expire and all rights of the Lessee, or any receiver or representative of the Lessee, or anyone claiming under it, shall terminate sixty (60) days after the service upon the Lessee, or the receiver of the Lessee, by the Lessors, as herein provided, of a written notice specifying the particular default complained of, unless such default shall have been remedied within such sixty (60) day period; and the Lessors shall, at the expiration of said sixty (60) day period, if such default be not then remedied, be entitled to the immediate possession of the Premises and to institute any suitable proceeding or action to obtain possession of the Premises, and the expiration of this Agreement, at the end of such notice provided for, shall be in the same manner and have the same effect as if it were the expiration by lapse of time of the term therein demised; and

(d)

All liens on any property, wheresoever situated, in this Agreement provided and given, shall continue in full force and effect notwithstanding any termination of this Agreement, until the full and complete satisfaction of all the terms herein contained.

The rights reserved by the Lessors under this paragraph shall be in addition to and not in derogation of the rights vested in the Lessors elsewhere in this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

/s/ William W. Watson
William W. Watson

/s/ Louis W. Hill, Jr.
Louis W. Hill, Jr.

/s/ Harry L. Holtz
Harry L. Holtz

/s/ Joseph S. Micallef
Joseph S. Micallef

Trustees under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties.

MAHONING ORE AND STEEL
PARTNERSHIP (Bethlehem Steel
Corporation as General Partner)

By	/s/ Robert M. McCann
Vice President

Attest	/s/ R. G. Masters
Assistant Secretary

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared WILLIAM W. WATSON, Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared LOUIS W. HILL, JR., Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared HARRY L. HOLTZ, Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF MINNESOTA	)
	:	SS.
COUNTY OF RAMSEY	)

On this 9th day of June, 1981, before me, a Notary Public within and for said County and State, personally appeared JOSEPH S. MICALLEF, Trustee under that certain Trust Agreement executed December 7, 1906, by and between Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as Great Northern Iron Ore Properties; to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed as such Trustee.

/s/ Carole D. Lockrem
Notary Public

My commission expires June 26, 1987

STATE OF PENNSYLVANIA	)
	:	SS.
COUNTY OF LEHIGH	)

On this 24th day of July, 1981, before me, a Notary Public within and for said County and State, personally appeared ROBERT M. McCANN and R. G. MASTERS to me personally known, who being each by me duly sworn, did depose and say that they are respectively the Vice President and Assistant Secretary of Bethlehem Steel Corporation, a general partner of Mahoning Ore and Steel Partnership, the partnership named in the foregoing instrument, and that said instrument was signed in behalf of the partnership by authority of its Management Committee and as the free act and deed of said partnership.

/s/ Beverly A. DeFubic
Notary Public

My commission expires January 7, 1985

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT made and entered into as of the first day of January, 1979, among MAHONING ORE AND STEEL PARTNERSHIP, a Minnesota partnership (hereinafter referred to as “Assignor”), and BETHLEHEM STEEL CORPORATION, a Delaware corporation, PICKANDS MATHER & CO., a Delaware corporation, HIBBING DEVELOPMENT COMPANY, a Minnesota partnership, and ONTARIO HIBBING COMPANY, a Minnesota corporation, as tenants in common, BETHLEHEM to the extent of an undivided Fifty Per Cent (50%) interest, PICKANDS MATHER to the extent, of an undivided Ten Per Cent (10%) interest, HIBBING DEVELOPMENT COMPANY to the extent of an undivided Thirty-three and three thousand three hundred and thirty-three ten thousands Per Cent (33.3333%) interest, and ONTARIO HIBBING to the extent of an undivided Six and six thousand six hundred and sixty-seven ten thousands Per Cent (6.6667%) interest (Bethlehem, Pickands Mather, Hibbing Development Company and Ontario Hibbing being hereinafter referred to collectively as “Assignees”).

W I T N E S S E T H:

Assignor, for and in consideration of the covenants and agreements hereof to be kept and performed by Assignees, does hereby assign, transfer and set over unto Assignees all of its right, title and interest in, to and under that certain Agreement and that certain Indenture of Lease, each dated as of January 1, 1979 between Trustees, Great Northern Iron Ore Properties, lessors, and Assignor as lessee, under which Assignor has the right to mine iron-ore bearing material in accordance with the terms and provisions thereof upon the lands leased which consist of the following described premises situated in St. Louis County, and Itasca County, State of Minnesota:

In St. Louis County;

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-Seven (57) North of Range Twenty-one (21) West, St. Louis County;

In Itasca County;

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼), of Section Twenty-Seven (27); Township Fifty-Seven (57) North of Range Twenty-Two (22) West, Itasca County.

including among such right, title and interest the right to take credit for advance minimum royalty payments heretofore paid by Assignor or Assignor’s predecessor in interest and subject to all restrictions, reservations, licenses, easements and other such limitations as recited in said Agreement and Indenture of Lease and such reservations of Assignor as are provided in an agreement of even date between the parties hereto relating to the payment of royalties.

Assignor hereby represents to, and covenants and agrees with, Assignees that Assignor has duly and faithfully kept, performed and observed the terms, covenants, conditions,

provisions, restrictions and obligations to be performed by Assignor and accruing under the Agreement and Indenture of Lease prior to the date hereof.

Assignees hereby covenant and agree with Assignor that Assignees shall, and each of them hereby does, assume and agree duly and faithfully to keep, perform and observe the terms, covenants, conditions, provisions, restrictions and obligations to be performed by Assignor and accruing under the Agreement and Indenture of Lease from and after the date hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written by their respective officers thereunto duly authorized.

MAHONING ORE AND STEEL PARTNERSHIP

Attest:	/s/ R. G. Masters	By	BETHLEHEM STEEL CORPORATION
	Assistant Secretary		A General Partner

		By	/s/ Robert M. McCann
Vice President

BETHLEHEM STEEL CORPORATION

Attest:	/s/ R. G. Masters	By	/s/ Robert M. McCann
	Assistant Secretary		Vice President

PICKANDS MATHER & CO.

Attest:	/s/ R. F. Oldenberg	By	/s/ H. P. Whaley

ONTARIO HIBBING COMPANY

Attest:	/s/ [illegible]	By	/s/ G. H. G. Layt

HIBBING DEVELOPMENT COMPANY
		By	Pickands Mather & Co., a General Partner

Attest:	/s/ R. F. Oldenberg	By	/s/ H. P. Whaley
Vice President

By
Vice President

STATE OF Pennsylvania	)
	)	SS.
COUNTY OF Lehigh	)

The foregoing instrument was acknowledged before me this 29th day of July, 1981, by ROBERT M. McCANN and R. G. MASTERS of Bethlehem Steel Corporation, a general partner of MAHONING ORE AND STEEL PARTNERSHIP, the partnership named in the foregoing instrument, and that said instrument was signed in behalf of the partnership by authority of its Management Committee and as the free act and deed of said partnership.

/s/ Ethel H. Vary
Notary Public

My commission expires July 17, 1982

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS.
COUNTY OF LEHIGH	)

The foregoing instrument was acknowledged before me this 29th day of July, 1981, by ROBERT M. McCANN, Vice President, of BETHLEHEM STEEL CORPORATION, a Delaware corporation, on behalf of the corporation.

/s/ Ethel H. Vary
Notary Public

My commission expires July 17, 1982

STATE OF OHIO	)
	)	SS.
COUNTY OF CUYAHOGA	)

The foregoing instrument was acknowledged before me this 24th day of August, 1981, by H. P. WHALEY, Vice President, of PICKANDS MATHER & CO., a Delaware corporation, on behalf of the corporation.

/s/ Kathleen M. Schupp
Notary Public

My commission expires August 26, 1981

PROVINCE OF ONTARIO	)
	)	SS.
MUNICIPALITY OF METROPOLITAN TORONTO	)

The foregoing instrument was acknowledged before me this 20th day of August, 1981, by G. H. G. Layt, Vice President, of ONTARIO HIBBING COMPANY, a Minnesota corporation, on behalf of the corporation.

/s/ [illegible]
Notary Public

My commission expires ________________________.

at the pleasure of the Crown.

STATE OF Ohio

COUNTY OF Cuyahoga

The foregoing instrument was acknowledged before me this 24th day of August, 1981, by H. P. WHALEY, Vice President of Pickands Mather & Co., a General Partner, of HIBBING DEVELOPMENT COMPANY, the partnership named in the foregoing instrument and that said instrument was signed in behalf of the partnership by authority of its Management Committee and as the free act and deed of said partnership.

/s/ Kathleen M. Schupp
Notary Public

My commission expires August 26, 1981

ASSIGNMENT OF INTEREST

UNDER MAHONING INDENTURE OF LEASE

AND MAHONING AGREEMENT

THIS ASSIGNMENT, dated as of the 1st day of February, 1981, from BETHLEHEM STEEL CORPORATION, a Delaware corporation (hereinafter called the “Assignor”),

TO

BETHLEHEM HIBBING CORPORATION, a Minnesota corporation (hereinafter called the “Assignee”),

W I T N E S S E T H :

WHEREAS, by an Indenture of Lease (the “Lease”) and by an Agreement (the “Agreement”) each dated January 1, 1979, the Trustees of Great Northern Iron Ore Properties leased to Mahoning Ore and Steel Partnership, a Minnesota partnership, certain lands described hereinbelow; and

WHEREAS, by an Assignment and Assumption Agreement dated January 1, 1979, said Mahoning Ore and Steel Partnership assigned to the Assignor, to Pickands Mather & Co., a Delaware corporation, to Hibbing Development Company, a Minnesota partnership, and to Ontario Hibbing Company, a Minnesota corporation, as tenants in common, all of its right, title and interest in, to and under the Lease and the Agreement, the Assignor to the extent of an undivided fifty percent (50%) interest, said Pickands Mather & Co. to the extent of an undivided ten percent (10%) interest, said Hibbing Development Company to the extent of an undivided thirty-three and three thousand three hundred thirty-three ten thousandths percent (33.3333%) interest, and said Ontario Hibbing Company to the extent of an undivided six and six thousand six hundred sixty-seven ten thousandths percent (6.6667%) interest; and

WHEREAS, the Assignee has requested that the Assignor assign to it the Assignor’s leasehold estate under said Assignment and Assumption Agreement, and the Assignor is willing so to do;

NOW, THEREFORE, the Assignor, for and in consideration of the covenants and agreements hereof to be kept and performed by the Assignee, does hereby assign, transfer and set over to the Assignee all of the Assignor’s undivided fifty percent (50%) interest as Assignee under said Assignment and Assumption Agreement dated as of January 1, 1979, which interest is in respect of the following described premises (hereinafter called the “Assigned Premises”), located partly in St. Louis County and partly in Itasca County, in the State of Minnesota:

In St. Louis County;

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE 1/4 - SW 1/4), the Southeast Quarter of the Southwest Quarter (SE 1/4 – SW 1/4), the Northwest Quarter of the Southeast Quarter (NW 1/4 - SE 1/4) and the North Half of the Southwest Quarter of the Southeast Quarter (N 1/2 - SW 1/4 - SE 1/4) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE 1/4 - SE 1/4) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW 1/4 - NE 1/4), the Northwest Quarter of the Southeast Quarter (NW 1/4 - SE 1/4) and the Southwest Quarter of the Southeast Quarter (SW 1/4 - SE 1/4) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW 1/4 -NE 1/4) and the Southeast Quarter of the Northeast Quarter (SE 1/4 - NE 1/4) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE 1/4 - NE 1/4), the Northeast Quarter of the Northwest Quarter (NE 1/4 – NW 1/4), the Northwest Quarter of the Northwest Quarter (NW 1/4 - NW 1/4), the Southwest Quarter of the Northwest Quarter (SW 1/4 - NW 1/4), the Southeast Quarter of the Northwest Quarter (SE 1/4 - NW 1/4) and the Northwest Quarter of the Southwest Quarter (NW 1/4 - SW 1/4) of Section Ten (10), Township Fifty-Seven (57) North of Range Twenty-One (21) West, St. Louis, County;

In Itasca County;

The Southeast Quarter of the Southwest Quarter (SE 1/4 -SW 1/4), of Section Twenty-Seven (27); Township Fifty-Seven (57) North of Range Twenty-Two (22) West, Itasca County.

TOGETHER WITH all of the mining rights, easements, licenses and rights of way which are appurtenant to the Assigned Premises and are held by the Assignor under or pursuant to the said Assignment and Assumption Agreement, together with the Assignor’s pro rata interest in the right to take credit for recoverable minimum royalty payments made pursuant to the Lease.

The Assignee hereby accepts said Assignment and agrees to comply, from and after the date hereof, with all of the terms and provisions of the Agreement, the Lease and the Assignment and Assumption Agreement which are binding upon the Assignor including, but not limited to, the terms and provisions thereof concerning the payment of all royalties, taxes and other sums which are to be paid by the assignees thereunder.

The Assignor shall give notice of this assignment to the other parties to the said Assignment and Assumption Agreement and shall give notice to them that the address of the Assignee is:

Bethlehem Hibbing Corporation

Attention: Secretary

Bethlehem, Pennsylvania 18016.

The provisions hereof shall run with the Assigned Premises and shall be binding upon, and shall enure to the benefit of, the parties hereto and their successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.

BETHLEHEM STEEL CORPORATION,
ATTEST:	by

/s/ R. G. Masters	/s/ Robert M. McCann
Assistant Secretary	Vice President

BETHLEHEM HIBBING CORPORATION,
ATTEST:	by

/s/ R. G. Masters	/s/ H. J. Ashe
Assistant Secretary	Vice President

COMMONWEALTH OF PENNSYLVANIA	)
	:	SS.
COUNTY OF LEHIGH	)

The foregoing instrument was acknowledged before me this 29th day of July, 1981, by Robert M. McCann, a Vice President of BETHLEHEM STEEL CORPORATION, a Delaware corporation, on behalf of the corporation.

/s/ Ethel H. Vary
Notary Public
My Commission Expires July 17, 1982

COMMONWEALTH OF PENNSYLVANIA	)
	:	SS.
COUNTY OF LEHIGH	)

The foregoing instrument was acknowledged before me this 29th day of July, 1981, by H. J. Ashe, a Vice President of BETHLEHEM HIBBING CORPORATION, a Minnesota corporation, on behalf of the corporation.

/s/ Ethel H. Vary
Notary Public
My Commission Expires July 17, 1982

THIS INDENTURE, made and entered into this 19th day of March, 1993, but effective as of January 1, 1993, by and between:

HARRY L. HOLTZ, JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES, parties of the first part, hereinafter referred to as “Lessors;” and

BETHLEHEM HIBBING CORPORATION, a Minnesota corporation (to the extent of an undivided 50% interest), CLIFFS MINING COMPANY, a Delaware corporation formerly known as Pickands Mather & Co. (to the extent of an undivided 10% interest), ONTARIO HIBBING COMPANY, a Minnesota corporation (to the extent of an undivided 6.6667% interest) and HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership (to the extent of an undivided 33.3333% interest); which entities are collectively known as HIBBING TACONITE JOINT VENTURE, parties of the second part, hereinafter referred to as “Lessee,”

W I T N E S S E T H

WHEREAS, by an Indenture of Lease and Operating Agreement, each dated as of January 1, 1979, the Lessors, or their respective predecessor Trustees, granted to the Lessee, or its predecessor Mahoning Ore and Steel Partnership, a Minnesota partnership, a leasehold estate, until and including December 31, 2026, in the following described tracts or parcels of land situated in the State of Minnesota described as follows:

In St. Louis County:

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three

(3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-seven (57) North of Range Twenty-one (21) West, St. Louis County;

In Itasca County:

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼), of Section Twenty-seven (27); Township Fifty-seven (57) North of Range Twenty-two (22) West, Itasca County;

which tracts or parcels of land are hereinafter referred to as the “Premises;” and,

WHEREAS, it is mutually desired by the Lessors and the Lessee to amend said Indenture of Lease and Operating Agreement as to certain particulars;

NOW, THEREFORE, in consideration of the Premises and of the respective benefits to accrue to each of them by the making of this agreement, the parties hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1979, shall be and hereby is amended March 19, 1993, but effective as of January 1, 1993, in the following particulars only, and not otherwise, to-wit:

Article IV, Section 2., entitled “Royalty,” of the Operating Agreement is amended by adding the following Section F. at the end of said Article IV, Section 2.:

“F.

Notwithstanding the above royalty rate calculation and for the sole purpose of determining an earned royalty rate for the ten-year period 1993 through 2002, said earned royalty rate for each ton of Taconite shipped from the Premises, except for *** , shall be the product resulting from multiplying (i) *** , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup for the quarterly calculation period, as defined within this Article IV, Section 2.F. hereof, to the February 1993 Producer Price Index for the Iron and Steel Subgroup, by (iii) the conversion factor, as defined in Article IV, Section 2.B.(3) hereinbefore, said earned royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly Calculation Period) x Conversion Factor
(February 1993 PPI I/S	=	113.0 )

Notwithstanding the above royalty rate calculation and for the sole purpose of determining an earned royalty rate for the ten-year period 1993 through 2002, said earned royalty rate for each ton of Taconite shipped from   ***  , shall be the product resulting from multiplying (i)   ***  , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup for the quarterly calculation period, as defined within this Article IV, Section 2.F. hereof, to the February 1993 Producer Price Index for the Iron and Steel Subgroup, by (iii) the conversion factor, as defined in Article IV, Section 2.B.(3) hereinbefore, said earned royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly Calculation Period) x Conversion Factor
(February 1993 PPI I/S	=	113.0 )

For purposes of this Article IV, Section 2.F., the Producer Price Index for the Iron and Steel Subgroup (PPI I/S), to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November) of the quarter in which shipments are made. For example: The PPI I/S for February would be used to calculate the royalty on shipments made in the first calendar quarter.

In the event some period other than 1982 is used as a base of 100 in determining the PPI I/S, such PPI I/S shall be adjusted so as to be in correct relationship to such 1982 base. In the event the PPI I/S is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the PPI I/S during any period subsequent to the change or cessation of publication, it being intended to substitute an index which most accurately reflects the fluctuations in the prices of iron and steel in the manner presently reported by the Producer Price Index for the Iron and Steel Subgroup. If the parties hereto cannot agree upon a substitute index which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.

(1)

For the five-year period encompassing the years 1993, 1994, 1995, 1996 and 1997, Lessee guarantees to produce not less than   ***   of the total Taconite shipped from Taconite Lands for each and every year from the demised Premises and not less than   ***   of the total Taconite shipped

from Taconite Lands for said five-year period from the demised Premises. Lessee further guarantees to produce not less than   ***   of the aforesaid   ***   for said five-year period from   ***  . A deficiency of any or all of the aforementioned production guarantees shall become a liability of the Lessee payable to the Lessor in accordance with the terms set forth in the following subparagraphs (a), (b) and (c), each liability independently calculated:

(a)

In the event Lessee produces less than   ***   of the total Taconite shipped from Taconite Lands, for any reason whatsoever, from the demised Premises for each and every year during said five-year period ending 1997, the Lessee shall be liable to the Lessors for the production deficiency as of the end of each year in which the production deficiency occurred at the calculated earned royalty rate then in effect for the fourth quarter of that year in which the production deficiency occurred, as defined within the first paragraph of Article IV, Section 2.F. hereof. For purposes of the immediately preceding sentence, said liability shall be payable January 20, of the year succeeding the production deficiency.

(b)

In the event Lessee produces less than   ***   of the total Taconite shipped from Taconite Lands, for any reason whatsoever, from the demised Premises during said five-year period ending 1997, the Lessee shall be liable to the Lessors for the production deficiency as of the end of 1997 at the calculated earned royalty rate then in effect for the fourth quarter of 1997, as defined within the first paragraph of Article IV, Section 2.F. hereof. For purposes of the immediately preceding sentence, said liability shall be payable January 20, 1998.

(c)

In the event Lessee produces less than   ***   of the   ***   , as described in Article IV, Section 2.F.(1) above, for any reason whatsoever, from *** during said five-year period ending 1997, the Lessee shall be liable to the Lessors for the production deficiency as of the end of 1997 at the calculated earned royalty rate then in effect for the fourth quarter of 1997, as defined within Article IV, Section 2.F. hereof. For purposes of the immediately preceding sentence, said liability shall be payable January 20, 1998.

(2)

For the five-year period encompassing the years 1998, 1999, 2000, 2001 and 2002, Lessee guarantees to produce not less than   ***   of the total Taconite shipped from Taconite Lands for each and every year from the demised Premises and not less than   ***   of the total Taconite shipped from Taconite Lands for said five-year period from the demised Premises. Lessee further guarantees to produce not less than   ***   of the aforesaid

***   for said five year period from   ***  . A deficiency of any or all of the aforementioned production guarantees shall become a liability of the Lessee payable to the Lessor in accordance with the terms set forth in the following subparagraphs (a), (b) and (c), each liability independently calculated:

(a)

In the event Lessee produces less than   ***   of the total Taconite shipped from Taconite Lands, for any reason whatsoever, from the demised Premises for each and every year during said five-year period ending 2002, the Lessee shall be liable to the Lessors for the production deficiency as of the end of each year in which the production deficiency occurred at the calculated earned royalty rate then in effect for the fourth quarter of that year in which the production deficiency occurred, as defined within the first paragraph of Article IV, Section 2.F. hereof. For purposes of the immediately preceding sentence, said liability shall be payable January 20, of the year succeeding the production deficiency.

(b)

In the event Lessee produces less than   ***   of the total Taconite shipped from Taconite Lands, for any reason whatsoever, from the demised Premises during said five-year period ending 2002, the Lessee shall be liable to the Lessors for the production deficiency as of the end of 2002 at the calculated earned royalty rate then in effect for the fourth quarter of 2002, as defined within the first paragraph of Article IV, Section 2.F. hereof. For purposes of the immediately preceding sentence, said liability shall be payable January 20, 2003.

(c)

In the event Lessee produces less than   ***   of the   ***   , as described in Article IV, Section 2.F.(2) above, for any reason whatsoever, from *** during said five-year period ending 2002, the Lessee shall be liable to the Lessors for the production deficiency as of the end of 2002 at the calculated earned royalty rate then in effect for the fourth quarter of 2002, as defined within Article IV, Section 2.F. hereof. For purposes of the immediately preceding sentence, said liability shall be payable January 20, 2003.”

The first paragraph of Article IV, Section 2. is further amended by changing the Lessors’ address to:

“Trustees, Great Northern Iron Ore Properties

W-1290 First National Bank Building

St. Paul, Minnesota 55101-1361.”

All other notices which are to be sent to the Lessors shall be sent to this revised address.

All other terms and conditions of the Indenture of Lease and Operating Agreement, including the provisions stated in Article IV, Section 3., entitled “Minimum Royalty,” are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument in multiple counterparts, all of which will be considered one and the same agreement, as of the day and year first above written, but effective as of January 1, 1993.

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Harry L. Holtz
Harry Holtz

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

All as Trustees as aforesaid

STATE OF MINNESOTA	)
)
COUNTY OF RAMSEY	)

On this 17th day of June, 1993, before me, a Notary Public within and for said County and State, appeared HARRY L. HOLTZ, JOSEPH S. MICALLEF, ROGER W. STAEHLE and ROBERT A. STEIN, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument for the uses and purposes therein mentioned.

/s/ Rose M. Tester
Notary Public

My commission expires 10-15-98

BETHLEHEM HIBBING CORPORATION

By	/s/ A. A. Zimmerman

Attest	/s/ Stephen J. Selden

STATE OF Pennsylvania	)
)
COUNTY OF Lehigh	)

On this 14th day of June, 1993, before me, a Notary Public within and for said County and State, personally appeared A. A. Zimmerman, the President of BETHLEHEM HIBBING CORPORATION, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Lynn L. Deppe
Notary Public

My commission expires Dec. 27, 1993

CLIFFS MINING COMPANY

By	/s/ Thomas J. O’Neil
Senior Vice President - Technical

Attest	/s/ J. E. Lenhard

STATE OF OHIO	)
)
COUNTY OF CUYAHOGA	)

On this 29th day of June, 1993, before me, a Notary Public within and for said County and State, personally appeared Thomas J. O’Neil the Sr. Vice President of CLIFFS MINING COMPANY, a Delaware corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Lucille E. Shaner
Notary Public

My commission expires May 21, 1994

ONTARIO HIBBING COMPANY

By	/s/ A. S. Mackenzie

Attest	/s/ [illegible]

PROVINCE OF ONTARIO	)
)
DOMINION OF CANADA	)

On this 14th day of June, 1993, before me, a Notary Public within and for said Province and Dominion, personally appeared A. S. MACKENZIE the President of ONTARIO HIBBING COMPANY, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the corporation, and acknowledged that he executed the same as his free act and deed.

/s/ J.A. B. John
Notary Public

My commission expires at the Pleasure of the Crown

HIBBING DEVELOPMENT COMPANY By Pickands Hibbing Corporation

By	/s/ Thomas J. O’Neil
Vice President

Attest	/s/ J. E. Lenhard
Secretary

STATE OF OHIO	)
)
COUNTY OF CUYAHOGA	)

On this 29th day of June, 1993, before me, a Notary Public within and for said County and State, personally appeared T. J. O’Neil, Vice President of Pickands Hibbing Corporation, a general partner of HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership, to me known to be the person described in and who executed the foregoing instrument on behalf of the general partnership, and acknowledged that he executed the same as his free act and deed.

/s/ Lucille E. Shaner
Notary Public

My Commission Expires May 21, 1994

THIS INDENTURE, made and entered into this 1st day of November, 2000, by and between:

JOSEPH S. MICALLEF, HARRY L. HOLTZ, ROGER W. STAEHLE and ROBERT A. STEIN, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES, parties of the first part, hereinafter referred to as “Lessors;” and

BETHLEHEM HIBBING CORPORATION, a Minnesota corporation (to the extent of an undivided 50% interest), CLIFFS MINING COMPANY, a Delaware corporation formerly known as Pickands Mather & Co. (to the extent of an undivided 10% interest), ONTARIO HIBBING COMPANY, a Minnesota corporation (to the extent of an undivided 6.6667% interest) and HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership (to the extent of an undivided 33.3333% interest); which entities are collectively known as HIBBING TACONITE JOINT VENTURE, parties of the second part, hereinafter referred to as “Lessee.”

W I T N E S S E T H

WHEREAS, by an Indenture of Lease dated January 1, 1979 and an Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993, the Lessors, or their respective predecessor Trustees, granted to the Lessee, or its predecessor Mahoning Ore and Steel Partnership, a Minnesota partnership, a leasehold estate, until and including December 31, 2026, in the following described tracts or parcels of land situated in the State of Minnesota described as follows:

In St. Louis County:

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest

Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-seven (57) North, Range Twenty-one (21) West;

In Itasca County:

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼) of Section Twenty-seven (27), Township Fifty-seven (57) North, Range Twenty-two (22) West;

which tracts or parcels of land are hereinafter referred to as the “Premises;” and

WHEREAS, it is mutually desired by the Lessors and the Lessee to further amend said Operating Agreement as to certain particulars.

NOW, THEREFORE, in consideration of the Premises and of the respective benefits to accrue to each of them by the making of this Amendment, the parties hereby agree unto and with each other that the said Operating Agreement dated as of January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993, shall be and hereby is further amended and effective as of January 1, 2000, in the following particulars only, and not otherwise, to-wit:

ARTICLE IV (LESSEE’S COVENANTS), Section 1., entitled “Operations,” is amended by adding the following paragraphs at the end of this Section:

“The parties acknowledge that a railroad track has been constructed, and is being used by Burlington Northern Inc., over a strip of land (hereinafter called the “Track Lands”) which is across that part of the Premises described as the

Southwest Quarter of the Northeast Quarter (SW¼-NE¼) of Section Nine (9), in Township Fifty-seven (57) North, Range Twenty-one (21) West, St. Louis County, Minnesota, and they acknowledge further, that in order to permit the mining of the Track Lands, the railroad track will have to be moved. It is agreed that the Lessee shall not forego the mining of the Track Lands merely because of the expense involved in moving the railroad track; and it is further agreed that the Lessors will permit the filling and grading of mined out areas of the Premises to the extent necessary for the proper relocation of the railroad tracks.

The parties further acknowledge that a county road (St. Louis County) will be constructed, for public use, over a strip of land (hereinafter called the “Road Lands”) which is across that part of the Premises described as the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) of Section Nine (9), in Township Fifty-seven (57) North, Range Twenty-one (21) West, St. Louis County, Minnesota, and they acknowledge further, that in order to permit the mining of the Road Lands, the county road will have to be moved. It is agreed that the Lessee shall not forego the mining of the Road Lands merely because of the expense involved in moving the county road; and it is further agreed that the Lessors will permit the filling and grading of the mined out areas of the Premises to the extent necessary for the proper relocation of the county road.”

All other terms and conditions of the Indenture of Lease and Operating Agreement, as amended, are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument in multiple counterparts, all of which will be considered one and the same agreement, as of the day and year first above written.

LESSORS:

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Harry L. Holtz
Harry L. Holtz

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

All as Trustees as aforesaid

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

On this 14th day of December, 2000, before me, a Notary Public within and for said County and State, personally appeared JOSEPH S. MICALLEF, HARRY L. HOLTZ, ROGER W. STAEHLE and ROBERT A. STEIN, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument on behalf of the Trust, and acknowledged that they executed the same as their free act and deed.

/s/ Rose M. Tester
Notary Public

My Commission Expires 1-31-05

LESSEE:

BETHLEHEM HIBBING CORPORATION

By	/s/ J. P. Krum
President

Attest	/s/ E. J. Dindorf

STATE OF Pennsylvania	)
) ss.
COUNTY OF Lehigh	)

On this 20th day of November, 2000, before me, a Notary Public within and for said County and State, personally appeared J. P. Krum the President of BETHLEHEM HIBBING CORPORATION, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Marian J. Seifert
Notary Public

My Commission Expires June 22, 2002

LESSEE:

CLIFFS MINING COMPANY

By	/s/ E. C. Dowling
Senior Vice President

Attest	/s/ J. E. Lenhard

STATE OF Ohio	)
) ss.
COUNTY OF Cuyahoga	)

On this 10th day of November, 2000, before me, a Notary Public within and for said County and State, personally appeared E. C. Dowling the Senior Vice President of CLIFFS MINING COMPANY, a Delaware corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Lucille E. Rindfleisch
Notary Public

My Commission Expires May 21, 2004

LESSEE:

ONTARIO HIBBING COMPANY

By	/s/ Brian Warry

Attest	/s/ J. A. B. John

PROVINCE OF ONTARIO	)
) ss.
DOMINION OF CANADA	)

On this 27th day of November, 2000, before me, a Notary Public within and for said Province and Dominion, personally appeared BRIAN WARRY the President of ONTARIO HIBBING COMPANY, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ J. A. B. John
Notary Public

My Commission Expires at the pleasure of the Crown

LESSEE:

HIBBING DEVELOPMENT COMPANY By Pickands Hibbing Corporation

By	/s/ E. C. Dowling
Senior Vice President

Attest	/s/ J. E. Lenhard

STATE OF Ohio	)
) ss.
COUNTY OF Cuyahoga	)

On this 10th day of November, 2000, before me, a Notary Public within and for said County and State, personally appeared E. C. Dowling, the Sr. Vice President of Pickands Hibbing Corporation, a general partner of HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership, to me known to be the person described in and who executed the foregoing instrument on behalf of the Partnership, and acknowledged that he executed the same as his free act and deed.

/s/ Lucille E. Rindfleisch
Notary Public

My Commission Expires May 21, 2004

THIS INDENTURE, made and entered into this 30th day of January, 2003, but effective as of January 1, 2003, by and between:

JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES, parties of the first part, hereinafter referred to as “Lessors;” and

BETHLEHEM HIBBING CORPORATION, a Minnesota corporation (to the extent of an undivided 50% interest), CLIFFS MINING COMPANY, a Delaware corporation formerly known as Pickands Mather & Co. (to the extent of an undivided 10% interest), ONTARIO HIBBING COMPANY, a Minnesota corporation (to the extent of an undivided 6.6667% interest) and HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership (to the extent of an undivided 33.3333% interest); which entities are collectively known as HIBBING TACONITE JOINT VENTURE, parties of the second part, hereinafter referred to as “Lessee.”

W I T N E S S E T H

WHEREAS, by an Indenture of Lease dated January 1, 1979 and an Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993 and later amended by that certain document dated November 1, 2000, but effective January 1, 2000 (hereinafter collectively referred to as the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to the Lessee, or its predecessor Mahoning Ore and Steel Partnership, a Minnesota partnership, a leasehold estate, until and including December 31, 2026, in the following described tracts or parcels of land situated in the State of Minnesota described as follows:

In St. Louis County:

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the

foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-seven (57) North, Range Twenty-one (21) West;

In Itasca County:

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼) of Section Twenty-seven (27), Township Fifty-seven (57) North, Range Twenty-two (22) West;

which tracts or parcels of land are hereinafter referred to as the “Premises;” and

WHEREAS, it is mutually desired by the Lessors and the Lessee to further amend said Operating Agreement as to certain particulars.

NOW, THEREFORE, in consideration of the Premises and of the respective benefits to accrue to each of them by the making of this Amendment, the parties hereby agree unto and with each other that the said Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993, and later amended by that certain document dated November 1, 2000, but effective January 1, 2000, shall be and hereby is further amended as of January 30, 2003, but effective January 1, 2003, in the following particulars only, and not otherwise, to-wit:

ARTICLE IV (LESSEE’S COVENANTS), Section 2., entitled “Royalty,” is amended by adding the following Section G. and Section H. at the end of said Article IV, Section 2.:

“G.

Notwithstanding the above, for the three-year period 2003 through 2005, the royalty rate for each ton of Taconite shipped from the Premises shall be the product resulting from multiplying (i)   ***  , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 2.G. hereof, to the November 2002 Producer Price Index for the Iron and Steel Subgroup, by (iii) the conversion factor, as defined in Article IV, Section 2.B.(3) hereinbefore, said royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period) x Conversion Factor
(November 2002 PPI I/S = 117.9)

In no event shall the product derived from multiplying (i) by (ii), as defined within this Article IV, Section 2.G. hereof, be less than   ***  .

For purposes of this Article IV, Section 2.G., the Producer Price Index for the Iron and Steel Subgroup (PPI I/S), to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November) immediately preceding the quarter in which shipments are made. For example: The PPI I/S for February would be used to calculate the royalty on shipments made in the second calendar quarter.

In the event some period other than 1982 is used as a base of 100 in determining the PPI I/S, such PPI I/S shall be adjusted so as to be in a correct relationship to such 1982 base. In the event the PPI I/S is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the PPI I/S during any period subsequent to the change or cessation of publication, it being intended to substitute an index which most accurately reflects the fluctuations in the prices of iron and steel in the manner presently reported by the Producer Price Index for the Iron and Steel Subgroup. If the parties hereto cannot agree upon a substitute index which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.

H.

Notwithstanding the above, beginning with the calendar year 2006 and continuing for the remaining term of the Indenture of Lease and Operating Agreement, the royalty rate for each ton of Taconite shipped from the Premises shall be the product resulting from multiplying (i) *** , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 2.H. hereof, to the November

2005 Producer Price Index for the Iron and Steel Subgroup, by (iii) the conversion factor, as defined in Article IV, Section 2.B.(3) hereinbefore, said royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period) x Conversion Factor
(November 2005 PPI I/S)

For purposes of this Article IV, Section 2.H., the Producer Price Index for the Iron and Steel Subgroup (PPI I/S), to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November) immediately preceding the quarter in which shipments are made. For example: The PPI I/S for February would be used to calculate the royalty on shipments made in the second calendar quarter.

In the event some period other than 1982 is used as a base of 100 in determining the PPI I/S, such PPI I/S shall be adjusted so as to be in a correct relationship to such 1982 base. In the event the PPI I/S is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the PPI I/S during any period subsequent to the change or cessation of publication, it being intended to substitute an index which most accurately reflects the fluctuations in the prices of iron and steel in the manner presently reported by the Producer Price Index for the Iron and Steel Subgroup. If the parties hereto cannot agree upon a substitute index which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.”

ARTICLE IV (LESSEE’S COVENANTS), Section 3., entitled “Minimum Royalty,” is amended by inserting the following paragraphs before the third full paragraph of said Article IV, Section 3.:

“Notwithstanding the above, for the three-year period 2003 through 2005, the minimum royalty shall be *** for each calendar year (2003, 2004 and 2005).   ***  .

Notwithstanding the above, beginning with the calendar year 2006 and continuing for the remaining term of the Indenture of Lease and Operating Agreement, the minimum royalty shall be the product resulting from multiplying (i)   ***  , hereinafter referred to as the “Base Minimum Royalty,” by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 3. hereof, to the November 2005 Producer Price Index for the Iron and Steel Subgroup, said minimum royalty to be calculated to two decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period)
(November 2005 PPI I/S)

For purposes of this Article IV, Section 3., the Producer Price Index for the Iron and Steel Subgroup (PPI I/S), to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November) immediately preceding the quarter for which minimum royalty is due. For example: The PPI I/S for February would be used to calculate the minimum royalty due for the second quarter, payable on the 20th day of July.

In the event some period other than 1982 is used as a base of 100 in determining the PPI I/S, such PPI I/S shall be adjusted so as to be in a correct relationship to such 1982 base. In the event the PPI I/S is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the PPI I/S during any period subsequent to the change or cessation of publication, it being intended to substitute an index which most accurately reflects the fluctuations in the prices of iron and steel in the manner presently reported by the Producer Price Index for the Iron and Steel Subgroup. If the parties hereto cannot agree upon a substitute index which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.”

ARTICLE IV (LESSEE’S COVENANTS), Section 5., entitled “Reports,” is amended by adding the following paragraph at the end of said Article IV, Section 5.:

“The Lessee shall furnish to the Lessors, upon written request from Lessors, mining projections from the Premises. Mining projections shall include tonnage and maps, of reasonable scale, which outline the areas from which the mining projections were derived. The maps shall be prepared according to engineering standards used at Hibbing Taconite.”

ARTICLE XII (CROSS MINING RIGHTS) is amended by inserting the words “in such manner as will not interfere with any future mining operations on the Premises” in the first paragraph, 12th line down, after the word “property” of said Article XII.

All other terms and conditions of the Indenture of Lease and Operating Agreement, as amended, are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument in multiple counterparts, all of which will be considered one and the same agreement, as of the day and year first above written, but effective as of January 1, 2003.

LESSORS:

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

/s/ John H. Roe, III
John H. Roe, III

All as Trustees as aforesaid

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

On this 19th day of May, 2003, before me, a Notary Public within and for said County and State, personally appeared JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument on behalf of the Trust, and acknowledged that they executed the same as their free act and deed.

/s/ Linda J. Bergen
Notary Public

My Commission Expires 1-31-2006

LESSEE:

BETHLEHEM HIBBING CORPORATION

By	/s/ Stephen J. Selden

Attest	/s/ Lynda M. Reeman

STATE OF PENNSYLVANIA	)
) ss.
COUNTY OF Lehigh	)

On this 22nd day of April, 2003, before me, a Notary Public within and for said County and State, personally appeared Stephen J. Selden the Secretary of BETHLEHEM HIBBING CORPORATION, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Judy C. Wuchter
Notary Public

My Commission Expires Mar. 19, 2006

LESSEE:

CLIFFS MINING COMPANY

By	/s/ E. C. Dowling, Jr.
Senior Vice President

Attest	/s/ J. E. Lenhard
Vice President, Secretary and General Counsel

STATE OF Ohio	)
) ss.
COUNTY OF Cuyahoga	)

On this 16th day of April, 2003, before me, a Notary Public within and for said County and State, personally appeared E. C. Dowling the Sr. Vice President of CLIFFS MINING COMPANY, a Delaware corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Lucille E. Rindfleisch
Notary Public

My Commission Expires May 21, 2004

LESSEE:

ONTARIO HIBBING COMPANY

By	/s/ B. W. Warry

Attest	/s/ J. A. B. John

PROVINCE OF ONTARIO	)
) ss.
DOMINION OF CANADA	)

On this 14th day of April, 2003, before me, a Notary Public within and for said Province and Dominion, personally appeared B. W. WARRY the President of ONTARIO HIBBING COMPANY, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ J. A. B. John
Notary Public

My Commission Expires at the pleasure of the Crown.

LESSEE:

HIBBING DEVELOPMENT COMPANY By Pickands Hibbing Corporation

By	/s/ E. C. Dowling, Jr.
E. C. Dowling, Jr., Senior Vice President

Attest	/s/ J. E. Lenhard
J. E. Lenhard, Secretary

STATE OF Ohio	)
) ss.
COUNTY OF Cuyahoga	)

On this 16th day of April, 2003, before me, a Notary Public within and for said County and State, personally appeared E. C. Dowling, the Sr. Vice President of Pickands Hibbing Corporation, a general partner of HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership, to me known to be the person described in and who executed the foregoing instrument on behalf of the Partnership, and acknowledged that he executed the same as his free act and deed.

/s/ Lucille E. Rindfleisch
Notary Public

My Commission Expires May 21, 2004

THIS INDENTURE, made and entered into this 1st day of October, 2003, but effective as of January 1, 2004, by and between:

JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES, parties of the first part, hereinafter referred to as “Lessors;” and

HIBBING TACONITE HOLDING INC., a Minnesota corporation (to the extent of an undivided 50% interest), CLIFFS MINING COMPANY, a Delaware corporation formerly known as Pickands Mather & Co. (to the extent of an undivided 10% interest), ONTARIO HIBBING COMPANY, a Minnesota corporation (to the extent of an undivided 6.6667% interest) and HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership (to the extent of an undivided 33.3333% interest); which entities are collectively known as HIBBING TACONITE JOINT VENTURE, parties of the second part, hereinafter referred to as “Lessee.”

W I T N E S S E T H

WHEREAS, by an Indenture of Lease dated January 1, 1979 and an Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993 and further amended by that certain document dated November 1, 2000, but effective January 1, 2000, and further amended by that certain document dated January 30, 2003, but effective January 1, 2003 (hereinafter collectively referred to as the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to the Lessee, or its predecessor Mahoning Ore and Steel Partnership, a Minnesota partnership, a leasehold estate, until and including December 31, 2026, in the following described tracts or parcels of land situated in the State of Minnesota described as follows:

In St. Louis County:

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-seven (57) North, Range Twenty-one (21) West;

In Itasca County:

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼) of Section Twenty-seven (27), Township Fifty-seven (57) North, Range Twenty-two (22) West;

which tracts or parcels of land are hereinafter referred to as the “Premises;” and

WHEREAS, it is mutually desired by the Lessors and the Lessee to further amend said Operating Agreement as to certain particulars.

NOW, THEREFORE, in consideration of the Premises and of the respective benefits to accrue to each of them by the making of this Amendment, the parties hereby agree unto and with each other that the said Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993, and further amended by that certain document dated November 1, 2000, but effective January 1, 2000, and further amended by that certain document dated January 30, 2003, but effective January 1, 2003, shall be and hereby is further amended as of October 1, 2003, but effective January 1, 2004, in the following particulars only, and not otherwise, to-wit:

ARTICLE III (DEFINITIONS), is amended by replacing Paragraph (g), entitled “ship,” “shipped” and “shipment”, in its entirety, with the following paragraph:

“(g)

“ship,” “shipped” and “shipment”: (i) When used with reference to Merchantable Iron Ore, the removal of such ore from the Premises for any purpose other than stockpiling, and, if stockpiled, the removal from stockpile for any purpose other than restockpiling; (ii) when used with reference to Concentratable Ore, the removal of such ore from the Premises for any purpose other than stockpiling or treatment, and, if stockpiled, the removal from stockpile for any purpose other than treatment or restockpiling; (iii) when used with reference to Concentrates, the removal of such Concentrates from the place of treatment for any purpose other than stockpiling; (iv) when used with reference to Mineable Taconite from the Premises, the total tonnage of Mineable Taconite determined *** ; and (v) when used with reference to Mineable Taconite removed from stockpile, the month in which Mineable Taconite is removed from stockpile for any purpose other than restockpiling.”

ARTICLE III (DEFINITIONS) is further amended by adding the following Paragraph (n) at the end of said ARTICLE III (DEFINITIONS):

“(n)

“Mineable Taconite”: Taconite that, based on good engineering standards then in effect on the Mesabi Range prior to the time Taconite is blasted, or removed from stockpile, is considered suitable for treatment to produce Oxide Pellets, Reduced Pellets or Partially Reduced Pellets. The density factor to be used to convert cubic feet of Taconite, which has not been blasted, to tons of Mineable Taconite is 11 cubic feet per ton. The factor to be used to convert tons of stockpiled Taconite to tons of Mineable Taconite will be an equitable truck factor that will be established at the time of removal.”

ARTICLE IV (LESSEE’S COVENANTS), Section 1., entitled “Operations,” is amended by replacing the first paragraph of this Section 1. with the following paragraph:

“All operations of the Lessee under this Agreement which involve the mining and removal of any ores or materials from the Premises shall be conducted in a good and workmanlike manner and in accordance with good engineering standards then in effect on the Mesabi Range, and Lessee shall furnish to Lessors from time to time upon their request, (i) one copy of Lessee’s mine maps and cross sections (with the results of drilling shown thereon) respecting the Premises, (ii) reports of the tonnage of all Mineable Taconite shipped or removed from stockpile, and (iii) statements of the estimated tonnage of all Merchantable Iron Ore, Concentrates, Taconite, Mineable Taconite, Concentratable Ore and any other iron-bearing materials mined from the Premises and stockpiled thereon or elsewhere, it being understood that all such information shall be such as the Lessee customarily obtains for its own records and Lessee shall not be required to compile special reports or statements for such purposes; provided, however, that, subject to the above requirements, the Lessee may, from time to time and when and as it deems it desirable, use and employ such methods of mining, treating, concentrating or beneficiating any or all of the ores and iron-bearing materials in or derived from the Premises as it may desire or find most profitable or economical.”

ARTICLE IV (LESSEE’S COVENANTS), Section 2., entitled “Royalty,” is amended by inserting a comma and the words “Mineable Taconite” after the word “Concentrates” in the first paragraph of said Section 2.

Section 2. is further amended by adding the following subsection (4) to said Article IV, Section 2.B.:

“(4)

Notwithstanding the above, beginning January 1, 2004, and continuing for the remaining term of the Indenture of Lease and Operating Agreement, the factor of the percent of weight recovery for Mineable Taconite shall be   ***  .”

Section 2. is further amended by adding the following Paragraph I. at the end of said Article IV, Section 2.:

“I.

Notwithstanding the above royalty rate calculations and for the sole purpose of determining an earned royalty rate for the two-year period 2004 through 2005, said earned royalty rate for each ton of Mineable Taconite shipped from the Premises shall be the product resulting from multiplying (i)   ***  , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 2.I. hereof, to the November 2002 PPI I/S, said earned royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period)
(November 2002 PPI I/S = 117.9)

With respect to the preceding paragraph, in no event shall the product derived from multiplying (i) by (ii), as defined above within this Article IV, Section 2.I. hereof, be less than   ***  .

Notwithstanding the above royalty rate calculations and for the sole purpose of determining an earned royalty rate beginning with the calendar year 2006, and continuing for the remaining term of the Indenture of Lease and Operating Agreement, said earned royalty rate for each ton of Mineable Taconite shipped from the Premises shall be the product resulting from multiplying (i)   ***  , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 2.I. hereof, to the November 2005 PPI I/S, said earned royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qrtly. Calculation Period)
(November 2005 PPI I/S)

For purposes of this Article IV, Section 2.I., the PPI I/S, to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November) immediately preceding the quarter in which shipments are made. For example: The PPI I/S for February would be used to calculate the royalty on shipments made in the second calendar quarter.

In the event some period other than 1982 is used as a base of 100 in determining the PPI I/S, such PPI I/S shall be adjusted so as to be in correct relationship to such 1982 base. In the event the PPI I/S is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the PPI I/S during any period subsequent to the change or cessation of publication, it being intended to substitute an index which most accurately reflects the fluctuations in the prices of iron and steel in the manner presently reported by the Producer Price Index for the Iron and Steel Subgroup. If the parties hereto cannot agree upon a substitute index, which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.”

ARTICLE IV (LESSEE’S COVENANTS), Section 3., entitled “Minimum Royalty,” is amended by adding the following sentence at the end of the seventh full paragraph beginning “If, at any time after the first calendar year of this Agreement, the accumulated tonnage of Taconite...” of said Section 3.:

“Notwithstanding the above, beginning January 1, 2004, to determine the total number of tons of Oxide Pellets paid for as escalated earned or minimum royalty, the escalated earned or minimum royalty paid for each quarterly period shall be divided by the quotient of (i) the earned royalty rate for each ton of Mineable Taconite shipped from the Premises in effect in the calendar quarter for which such determination is made, divided by (ii) the   ***   weight recovery percentage of   ***  . For example:

Quarterly Escalated Earned or Minimum Royalty
Quarterly Escalated Earned Royalty Rate for Mineable Taconite ÷ *** ”

ARTICLE IV (LESSEE’S COVENANTS), Section 5., entitled “Reports,” is amended by replacing the period at the end of subsection (d) with a semicolon, and by adding the following subsection (e) at the end of the first paragraph of Section 5.:

“(e)	The tonnage of all Mineable Taconite shipped.”

ARTICLE XIX (INSOLVENCY), is amended by replacing Paragraph (a), in its entirety, with the following paragraph:

“(a)

The royalties for all Merchantable Iron Ore, Concentrates, Mineable Taconite and Taconite theretofore shipped from the Premises and not theretofore paid for shall forthwith and immediately become due and payable, any provision herein contained to the contrary notwithstanding; and”

ARTICLE XIX (INSOLVENCY) is further amended by replacing Paragraph (b), in its entirety, with the following paragraph:

“(b)

The right of the Lessee to remove or ship or take away Merchantable Iron Ore, Concentrates, Mineable Taconite or Taconite from the Premises shall, upon written notice from Lessors, be and remain suspended and no Merchantable Iron Ore, Concentrates, Mineable Taconite or Taconite shall thereafter be shipped, removed or taken away from the Premises by the Lessee or any receiver of anyone claiming under this Agreement, unless and until all royalties for such ore theretofore shipped and all sums payable hereunder, including all taxes, assessments and governmental charges herein agreed to be paid by the Lessee and then payable, shall have been paid, and, during the period that bankruptcy or insolvency shall continue, no Merchantable Iron Ore, Concentrates, Mineable Taconite or Taconite shall be shipped from the Premises unless and until all royalties thereon shall have first been paid and all other sums due and payable shall have been paid or, to the satisfaction of the Lessors, secured to be paid; and”

All other terms and conditions of the Indenture of Lease and Operating Agreement, as amended, are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument, in multiple counterparts, all of which will be considered one and the same agreement, as of the day and year first above written, but effective as of January 1, 2004.

LESSORS:

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

/s/ John H. Roe, III
John H. Roe, III

All as Trustees as aforesaid

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

On this 15th day of March , 2004, before me, a Notary Public within and for said County and State, personally appeared JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument on behalf of the Trust, and acknowledged that they executed the same as their free act and deed.

/s/ Angela Jo Pollard
Notary Public

My Commission Expires Jan. 31, 2005

LESSEE:

HIBBING TACONITE HOLDING INC.

By	/s/ Gordon Spelich

Attest	/s/ Kristin L. Kasmer

STATE OF Ohio	)
) ss.
COUNTY OF Summit	)

On this 10th day of February, 2004, before me, a Notary Public within and for said County and State, personally appeared Gordon Spelich the Vice Pres. of HIBBING TACONITE HOLDING INC., a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Thomas F. Wood
Notary Public

My Commission Expires ____________
My Commission Has No Expiration Date
Section 147.03 R.C.

LESSEE:

CLIFFS MINING COMPANY

By	/s/ E. C. Dowling, Jr.
Executive Vice President-Operations

Attest	/s/ J. E. Lenhard
Vice President, Secretary and General Counsel

STATE OF OHIO	)
) ss.
COUNTY OF CUYAHOGA	)

On this 6th day of February, 2004, before me, a Notary Public within and for said County and State, personally appeared E. C. DOWLING, JR. the EXECUTIVE VICE PRESIDENT-OPERATIONS of CLIFFS MINING COMPANY, a Delaware corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Joan M. Spirnak
Notary Public

My Commission Expires Aug. 2, 2005

LESSEE:

ONTARIO HIBBING COMPANY

By	/s/ B. W. Warry

Attest	/s/ J. A. B. John

PROVINCE OF ONTARIO	)
) ss.
DOMINION OF CANADA	)

On this 3rd day of February, 2004, before me, a Notary Public within and for said Province and Dominion, personally appeared BRIAN W. WARRY the PRESIDENT of ONTARIO HIBBING COMPANY, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ J. A. B. John
Notary Public

My Commission Expires at the pleasure of the Crown.

LESSEE:

HIBBING DEVELOPMENT COMPANY By Pickands Hibbing Corporation

By	/s/ E. C. Dowling, Jr.
E. C. Dowling, Jr., Vice President

Attest	/s/ J. E. Lenhard
J. E. Lenhard, Secretary

STATE OF OHIO	)
) ss.
COUNTY OF CUYAHOGA	)

On this 6th day of February, 2004, before me, a Notary Public within and for said County and State, personally appeared E. C. DOWLING, JR. the VICE PRESIDENT of Pickands Hibbing Corporation, a general partner of HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership, to me known to be the person described in and who executed the foregoing instrument on behalf of the Partnership, and acknowledged that he executed the same as his free act and deed.

/s/ Joan M. Spirnak
Notary Public

My Commission Expires Aug 2, 2005

THIS INDENTURE, made and effective this 1st day of January, 2006, by and between:

JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN and JOHN H. ROE, III, as Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES, parties of the first part, hereinafter referred to as “Lessors;” and

HIBBING TACONITE HOLDING, INC., a Minnesota corporation (to the extent of an undivided 50% interest), CLIFFS MINING COMPANY, a Delaware corporation formerly known as Pickands Mather & Co. (to the extent of an undivided 10% interest), ONTARIO HIBBING COMPANY, a Minnesota corporation (to the extent of an undivided 6.6667% interest) and HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership (to the extent of an undivided 33.3333% interest); which entities are collectively known as HIBBING TACONITE JOINT VENTURE, parties of the second part, hereinafter referred to as “Lessee.”

W I T N E S S E T H

WHEREAS, by an Indenture of Lease dated January 1, 1979 and an Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993, and further amended by that certain document dated November 1, 2000, but effective January 1, 2000, and further amended by that certain document dated January 30, 2003, but effective January 1, 2003, and further amended by that certain document dated October 1, 2003, but effective January 1, 2004 (hereinafter collectively referred to as the “Indenture of Lease and Operating Agreement”), the Lessors, or their respective predecessor Trustees, granted to the Lessee, or its predecessor Mahoning Ore and Steel Partnership, a Minnesota partnership, a leasehold estate, until and including December 31, 2026, in the following described tracts or parcels of land situated in the State of Minnesota described as follows:

In St. Louis County:

Lots One (1), Two (2), Three (3) and Four (4) of Section One (1) and Lots One (1), Two (2), Three (3) and Four (4) of Section Two (2), (all of the foregoing described lots herein collectively referred to as “Tract 1”); the Northeast Quarter of the Southwest Quarter (NE¼-SW¼), the Southeast Quarter of the Southwest Quarter (SE¼-SW¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the North Half of the Southwest Quarter of the Southeast Quarter (N½-SW¼-SE¼) of Section Two (2); the Southeast Quarter of the Southeast Quarter (SE¼-SE¼) of Section Three (3); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼), the Northwest Quarter of the Southeast Quarter (NW¼-SE¼) and the Southwest Quarter of the Southeast Quarter (SW¼-SE¼) of Section Eight (8); the Southwest Quarter of the Northeast Quarter (SW¼-NE¼) and the Southeast Quarter of the Northeast Quarter (SE¼-NE¼) of Section Nine (9); the Northeast Quarter of the Northeast Quarter (NE¼-NE¼), the Northeast Quarter of the Northwest Quarter (NE¼-NW¼), the Northwest Quarter of the Northwest Quarter (NW¼-NW¼), the Southwest Quarter of the Northwest Quarter (SW¼-NW¼), the Southeast Quarter of the Northwest Quarter (SE¼-NW¼) and the Northwest Quarter of the Southwest Quarter (NW¼-SW¼) of Section Ten (10), Township Fifty-seven (57) North, Range Twenty-one (21) West;

In Itasca County:

The Southeast Quarter of the Southwest Quarter (SE¼-SW¼) of Section Twenty-seven (27), Township Fifty-seven (57) North, Range Twenty-two (22) West;

which tracts or parcels of land are hereinafter referred to as the “Premises;” and

WHEREAS, it is mutually desired by the Lessors and the Lessee to further amend said Operating Agreement as to certain particulars.

NOW, THEREFORE, in consideration of the Premises and of the respective benefits to accrue to each of them by the making of this Amendment, the parties hereby agree unto and with each other that the said Operating Agreement dated January 1, 1979, as amended by that certain document dated March 19, 1993, but effective January 1, 1993, and further amended by that certain document dated November 1, 2000, but effective January 1, 2000, and further amended by that certain document dated January 30, 2003, but effective January 1, 2003, and further amended by that certain document dated October 1, 2003, but effective January 1, 2004, shall be and hereby is further amended and effective as of January 1, 2006, in the following particulars only, and not otherwise, to-wit:

ARTICLE IV (LESSEE’S COVENANTS), Section 2., entitled “Royalty,” is amended by adding the following Paragraph J. at the end of said Article IV, Section 2.:

“J.

Notwithstanding the above royalty rate calculations and for the sole purpose of determining an earned royalty rate for the three-year period 2006 through 2008, inclusive, said earned royalty rate for each ton of Mineable Taconite shipped from the Premises shall be the product resulting from multiplying (i)   ***  , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 2.J. hereof, to the November 2002 PPI I/S, said earned royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period)
(November 2002 PPI I/S = 117.9)

With respect to the preceding paragraph, in no event shall the product derived from multiplying (i) by (ii), as defined above within this Article IV, Section 2.J. hereof, be less than   ***  .

Notwithstanding the above royalty rate calculations and for the sole purpose of determining an earned royalty rate beginning with the calendar year 2009, and continuing for the remaining term of the Indenture of Lease and Operating Agreement, said earned royalty rate for each ton of Mineable Taconite shipped from the Premises shall be the product resulting from multiplying (i)   ***  , by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 2.J. hereof, to the November 2008 PPI I/S, said earned royalty rate to be calculated to four decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period)
(November 2008 PPI PS)

For purposes of this Article IV, Section 2.J., the PPI I/S, to be used for the quarterly calculation period, shall be the unadjusted index (with 1982 = 100 as a base), commodity code 10-1, published by the Bureau of Labor Statistics of the United States Department of Labor for the second month in the quarterly period (i.e., for February, May, August or November) immediately preceding the quarter in which shipments are made. For example: The PPI I/S for February would be used to calculate the royalty on shipments made in the second calendar quarter.

In the event some period other than 1982 is used as a base of 100 in determining the PPI I/S, such PPI I/S shall be adjusted so as to be in correct relationship to such 1982 base. In the event the PPI I/S is changed or is not published by any Federal agency, the index to be used as aforesaid shall be that index published, which, after necessary adjustment, if any, provides the most reasonable substitute for the PPI I/S during any period subsequent to the change or cessation of publication, it being intended to substitute an index which most accurately reflects the fluctuations in the prices of iron and steel in the manner presently reported by the Producer Price Index for the Iron and Steel Subgroup. If the parties hereto cannot agree upon a substitute index, which accomplishes this purpose, such question shall be determined by arbitration in the manner hereinafter provided.”

ARTICLE IV (LESSEE’S COVENANTS), Section 3., entitled “Minimum Royalty,” is amended by inserting the following paragraphs before the fifth full paragraph of said Article IV, Section 3.:

“Notwithstanding the above, for the three-year period 2006 through 2008, inclusive, the minimum royalty shall be   ***   for each calendar year (2006, 2007 and 2008).   ***  .

Notwithstanding the above, beginning with the calendar year 2009 and continuing for the remaining term of the Indenture of Lease and Operating Agreement, the minimum royalty shall be the product resulting from multiplying (i)   ***  , hereinafter referred to as the “Base Minimum Royalty,” by (ii) a ratio of the Producer Price Index for the Iron and Steel Subgroup (PPI I/S) for the quarterly calculation period, as defined within this Article IV, Section 3. hereof, to the November 2008 Producer Price Index for the Iron and Steel Subgroup, said minimum royalty to be calculated to two decimal places. For example:

$	***	x	(PPI I/S Qtrly. Calculation Period)
(November 2008 PPI I/S)	”

All other terms and conditions of the Indenture of Lease and Operating Agreement, as amended, are hereby ratified and affirmed.

IN WITNESS WHEREOF, the parties have duly executed this instrument, in multiple counterparts, all of which will be considered one and the same agreement, effective as of the day and year first above written, that being January 1, 2006.

LESSORS:

GREAT NORTHERN IRON ORE PROPERTIES

/s/ Joseph S. Micallef
Joseph S. Micallef

/s/ Roger W. Staehle
Roger W. Staehle

/s/ Robert A. Stein
Robert A. Stein

/s/ John H. Roe, III
John H. Roe, III

All as Trustees aforesaid

STATE OF MINNESOTA	)
) ss.
COUNTY OF RAMSEY	)

On this 20th day of March, 2006, before me, a Notary Public within and for said County and State, personally appeared JOSEPH S. MICALLEF, ROGER W. STAEHLE, ROBERT A. STEIN AND JOHN H. ROE, III, to me personally known, who, being by me each personally sworn, did respectively say that they are Trustees under that certain Trust Agreement executed December 7, 1906, by and between the Lake Superior Company, Limited, an association organized under the laws of the State of Michigan, and Louis W. Hill, James N. Hill, Walter J. Hill and Edward T. Nichols; which Trust is commonly known as GREAT NORTHERN IRON ORE PROPERTIES; and that as said Trustees, they executed the foregoing instrument on behalf of the Trust, and acknowledged that they executed the same as their free act and deed.

/s/ Linda J. Bergen
Notary Public

My Commission Expires 1-31-09

LESSEE:

HIBBING TACONITE HOLDING INC.

By	/s/ Carlos M. Hernandez

Printed Name/Title	VP C. Hernandez

STATE OF Indiana	)
) ss.
COUNTY OF Lake	)

On this 3rd day of May, 2006, before me, a Notary Public within and for said County and State, personally appeared Carlos M. Hernandez, the Vice President of HIBBING TACONITE HOLDING INC., a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Sarah M. Gasienica
Notary Public

My Commission Expires May 22, 2009

LESSEE:

CLIFFS MINING COMPANY

By	/s/ J. A. Carrabba
J. A. Carrabba

Printed Name/Title	President

STATE OF OHIO	)
) ss.
COUNTY OF CUYAHOGA	)

On this 8th day of March, 2006, before me, a Notary Public within and for said County and State, personally appeared J. A. CARRABBA, the PRESIDENT of CLIFFS MINING COMPANY, a Delaware corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Joan M. Spirnak
Notary Public

My Commission Expires Aug. 2, 2010

LESSEE:

ONTARIO HIBBING COMPANY

By	/s/ C. Osborne

Printed Name/Title	C. Osborne
President & Treasurer

PROVINCE OF Ontario	)
) ss.
DOMINION OF Canada	)

On this 11th day of May, 2006, before me, a Notary Public within and for said Province and Dominion, personally appeared Colin Osborne, the President & Treasurer of ONTARIO HIBBING COMPANY, a Minnesota corporation, to me known to be the person described in and who executed the foregoing instrument on behalf of the Corporation, and acknowledged that he executed the same as his free act and deed.

/s/ Greg McNels
Notary Public

My Commission Expires	None

LESSEE:

HIBBING DEVELOPMENT COMPANY By Pickands Hibbing Corporation

By	/s/ J. A. Carrabba
J. A. Carrabba

Printed Name/Title	President

STATE OF OHIO	)
) ss.
COUNTY OF CUYAHOGA	)

On this 8th day of March, 2006, before me, a Notary Public within and for said County and State, personally appeared J. A. CARRABBA, the PRESIDENT of Pickands Hibbing Corporation, a general partner of HIBBING DEVELOPMENT COMPANY, a Minnesota general partnership, to me known to be the person described in and who executed the foregoing instrument on behalf of the Partnership, and acknowledged that he executed the same as his free act and deed.

/s/ Joan M. Spirnak
Notary Public

My Commission Expires Aug. 2, 2010